As filed with the Securities and Exchange Commission on March 27, 2012

File Nos.                      333-179856

United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1
Post-Effective Amendment No.  ____

The Value Line Tax Exempt Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

(212) 907-1900
(Area Code and Telephone Number)

7 Times Square, 21st Floor,
New York, New York 10036-6524
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Mitchell E. Appel
The Value Line Tax Exempt Fund, Inc.
7 Times Square, 21st Floor,
New York, New York 10036-6524
(Name and Address of Agent for Service)

Copy to:
Leonard A. Pierce, Esq.
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
(617) 526-6440

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933:
No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered:
Shares of capital stock of the Registrant.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

Value Line New York Tax Exempt Trust

7 Times Square, 21st Floor,
New York, New York 10036-6524
(212) 907-1900

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on May 17, 2012

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Value Line New York Tax Exempt Trust (“your fund”) will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 399 Park Avenue (between 53rd and 54th Streets), New York, New York 10022 on May 17, 2012, at 4:00 p.m. (Eastern time).

The Meeting is being called to consider and act upon the following proposal for your fund and to transact such other business as may properly come before the Meeting:

To approve an Agreement and Plan of Reorganization between your fund and The Value Line Tax Exempt Fund, Inc. - National Bond Portfolio (the “Acquiring Fund”) providing for: (a) the acquisition of all of the assets, and assumption of all of the liabilities, of your fund by the Acquiring Fund, in exchange for shares of the Acquiring Fund; (b) the distribution of such shares of the Acquiring Fund to the shareholders of your fund; and (c) the liquidation and dissolution of your fund.

The close of business on March 23, 2012 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof.  Each shareholder of your fund is entitled to one vote for each share held and a proportionate vote for each fractional share.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.  YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.  NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

THE BOARD (INCLUDING ALL OF THE INDEPENDENT TRUSTEES) OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

If you have any questions regarding the proposal or need assistance in completing your proxy card or casting your vote by the live operator, the touchtone phone process or via the Internet, please call D. F. King & Co., Inc., a professional proxy solicitation firm that has been engaged to assist shareholders in the voting process, at 1-800-735-3568 (toll-free).  Representatives are available Monday through Friday, 8:00 a.m.- 10:00 p.m. (Eastern time), and Saturday, 11:00 a.m.- 6:00 p.m. (Eastern time).

By order of the Board of Trustees of Value Line
New York Tax Exempt Trust

Mitchell E. Appel, President and Chief Executive Officer

April 2, 2012

PROXY STATEMENT/PROSPECTUS
Dated April 1, 2012

Value Line New York Tax Exempt Trust
Value Line Tax Exempt Fund, Inc.

7 Times Square, 21st Floor,
New York, New York 10036-6524
(212) 907-1900

This combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) is being furnished to you because you are a shareholder of Value Line New York Tax Exempt Trust (“your fund”).  Subject to shareholder approval, your fund will be reorganized into another mutual fund, Value Line Tax Exempt Fund, Inc. - National Bond Portfolio (the “Acquiring Fund” and, together with your fund, the “funds”), as provided in an Agreement and Plan of Reorganization (the “Agreement”).  If the reorganization is approved, in exchange for your shares of your fund, you will receive shares of the Acquiring Fund equal in value to the value of your shares of your fund.

The board of trustees of your fund and the board of directors of the Acquiring Fund (each, a “Board” and together, the “Boards”) have unanimously approved the reorganization at the recommendation of the funds’ investment adviser EULAV Asset Management (the “Adviser”).  Your fund’s Board determined that the reorganization is in the best interests of your fund and that the interests of your fund’s shareholders will not be diluted as a result of the reorganization.  The Acquiring Fund’s Board similarly determined that the reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders will not be diluted as a result of the reorganization.  For federal income tax purposes, the reorganization will not result in income, gain or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund.  Each of the funds is classified as a registered, open-end management investment company.

This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund you should know before voting on the reorganization and should be retained for future reference.  It is both your fund’s proxy statement and a prospectus for the Acquiring Fund.  This Proxy Statement/Prospectus is being mailed on or about April 2, 2012 to the shareholders of record of your fund as of the close of business on March 23, 2012 (the “Record Date”).

Additional information about the Acquiring Fund and your fund is set forth in the Statement of Additional Information relating to and dated the date of this Proxy Statement/Prospectus, which is incorporated herein by reference and is legally a part of this Proxy Statement/Prospectus.  Information is also available (a) in the Acquiring Fund’s prospectus dated July 1, 2011, as supplemented from time to time, as well as in the Acquiring Fund’s statement of additional information as supplemented from time to time relating to, and dated the date of, that prospectus, which is incorporated therein by reference, (b) in your fund’s prospectus dated June 1, 2011, as supplemented from time to time, which is incorporated herein by reference, as well as in your fund’s statement of additional information as supplemented from time to time relating to, and dated the date of, that prospectus, which is incorporated therein by reference, (c) in the Acquiring Fund’s Annual Report for the fiscal year ended February 28, 2011, Semi-Annual Report for the period ended August 31, 2011, and (d) in your fund’s Annual Report for the fiscal year ended January 31, 2012.

All these documents have been filed with the Securities and Exchange Commission (“SEC”).  Copies of these documents and other information about the funds may be obtained without charge upon oral or written request to the funds by writing to 7 Times Square, 21st Floor New York, NY 10036-6524, by e-mail to info@vlfunds.com, or by calling 800-243-2729 (toll-free).

AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES SUBJECT TO THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

ii

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

- iii -

SUMMARY

This Proxy Statement/Prospectus is being furnished to shareholders of your fund in connection with the solicitation of proxies by your fund’s Board for the special meeting of shareholders (“Meeting”) to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 399 Park Avenue (between 53rd and 54th Streets), New York, New York 10022 on May 17, 2012, at 4:00 p.m. (Eastern time).

Proposal

The Meeting is being called to consider and act upon the following proposal (the “Proposal”) for your fund and to transact such other business as may properly come before the Meeting:

To approve an Agreement and Plan of Reorganization between your fund and the Acquiring Fund providing for: (a) the acquisition of all of the assets, and assumption of all of the liabilities, of your fund by the Acquiring Fund, in exchange for shares of the Acquiring Fund; (b) the distribution of such shares of the Acquiring Fund to the shareholders of your fund; and (c) the liquidation and dissolution of your fund.

Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Shareholders are entitled to one vote for each full share, and a proportionate share of a vote for each fractional share, held on the Record Date.  The number of shares of your fund issued and outstanding at the close of business on the Record Date was 1,687,893.

A vote in favor of the Proposal is a vote to become a shareholder of the Acquiring Fund and to liquidate and dissolve your fund.  The votes of the Acquiring Fund’s shareholders are not being solicited with respect to the Proposal because their approval or consent is not necessary for the reorganization.  If shareholders of your fund do not approve the Proposal, or if the reorganization is not completed for any other reason, your Board will reconsider other alternatives for your fund, including its liquidation.

This Proxy Statement/Prospectus and the enclosed proxy card initially are being mailed to shareholders on or about April 2, 2012.

Shares represented by properly given proxies and received by your fund prior to the Meeting, unless revoked before or at the Meeting, will be voted according to each shareholder’s instructions.

Key Features of the Agreement and Plan of Reorganization

The Boards have approved the Agreement which provides for the reorganization of your fund into the Acquiring Fund, and your fund’s Board recommends that you approve the Agreement by voting in favor of the Proposal.  Each Board concluded for its respective fund that the reorganization is in the best interests of that fund and that the interests of that fund’s shareholders will not be diluted as a result of the reorganization.

If the Proposal is approved by the shareholders of your fund, the Agreement provides for the acquisition of all of the assets, and assumption of all of the liabilities, of your fund by the Acquiring Fund, in exchange for shares of the Acquiring Fund.  You will receive shares of the Acquiring Fund equal in value to the value of your shares of your fund on the closing date of the reorganization. The Acquiring Fund consists of a single class of shares called the National Bond Portfolio. Following the closing of the reorganization, your fund will then be dissolved.  The funds will pay for all of the expenses of the reorganization and allocate the costs between them on the basis of relative asset size. Currently, there are no plans to sell existing portfolio holdings of your fund to reposition your fund’s portfolio to resemble that of the Acquiring Fund prior to the Reorganization, nor are there any plans to sell portfolio holdings that were acquired by the  Acquiring Fund in the Reorganization after the closing. As portfolio holdings acquired by the Acquiring Fund in the Reorganization mature, the proceeds will be reinvested in accordance with the Acquiring Fund’s investment objective, policies and restrictions, as determined by the Adviser.

The implementation of the reorganization is subject to a number of conditions set forth in the Agreement besides shareholder approval of the Proposal.  One of the unwaivable conditions is that your fund receives an opinion of counsel to the effect that the reorganization will not result in income, gain or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund for federal income tax purposes as described further below.  This description of the reorganization is qualified by reference to the full text of the form of the Agreement, which is attached as Exhibit A.

You should be aware that, because any income from the Acquiring Fund is intended only to be exempt from regular federal income tax (rather than from both regular federal income tax and New York State and New York City personal income taxes), if the reorganization is consummated, and you receive income after the reorganization as shareholders of the Acquiring Fund, such income will generally be subject to the personal income taxes imposed by New York State and New York City.  However, since the Acquiring Fund is a national fund, it may invest a portion of its assets in securities the interest of which is exempt from New York State and New York City personal income taxes.  Accordingly, after the Reorganization, you generally would continue to receive the benefit of income that is exempt from the personal income taxes imposed by New York State and New York City only to the extent that (1) the Acquiring Fund derives income from its investments in New York State or New York City tax-exempt securities and (2) any state-specific requirements for the pass through of tax-exempt income are satisfied.

Comparison of Your Fund to the Acquiring Fund

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein by reference.  You should read carefully this entire Proxy Statement/Prospectus, including the form of the Agreement attached as Exhibit A.  If a row extends across the entire table, the policy disclosed applies to both funds.  Please see “Comparison of Principal Risks of Investing in the Funds” after the table below for a comparison of the risks of investing in the funds.

	Value Line New York Tax Exempt Trust (Your fund)	Value Line Tax Exempt Fund, Inc. - National Bond Portfolio (Acquiring Fund)
Business
Your fund is a registered, non-diversified, open-end management investment company established as a Massachusetts business trust.  The Acquiring Fund is a registered, diversified, open-end management investment company incorporated in Maryland.

Net assets, as of December 31, 2011	$15,689,975	$85,763,040

	Value Line New York Tax Exempt Trust (Your fund)	Value Line Tax Exempt Fund, Inc. - National Bond Portfolio (Acquiring Fund)
INVESTMENT INFORMATION
Investment adviser and portfolio managers
EULAV Asset Management serves as investment adviser to both your fund and the Acquiring Fund.  The Adviser also manages 11 other mutual funds that, together with your fund and the Acquiring Fund, comprise the Value Line family of mutual funds with combined assets of approximately $2 billion as of December 31, 2011.  The Adviser manages the investment of each fund’s assets and provides each fund with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of that fund’s Board.  For its services to the funds, the Adviser receives an advisory fee.

The Adviser is entitled to receive a management fee from your fund at an annual rate of 0.60% of its average daily net assets.  The Adviser has contractually agreed to waive a portion of your fund’s management fee in an amount equal to 0.225% of average daily net assets through May 31, 2013.  However, there is no assurance the Adviser would extend the contractual fee waiver beyond such date.
The Adviser is entitled to receive a management fee from the Acquiring Fund at an annual rate of 0.50% of its average daily net assets.
Liane Rosenberg is primarily responsible for the day-to-day management of the portfolios of both funds. She has been a portfolio manager of both funds since February 2010.

Investment objective	The investment objectives of the funds are fundamental policies that cannot be changed without the approval of the applicable fund’s shareholders.
Your fund’s objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.
The Acquiring Fund’s primary objective is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal.  Capital appreciation is a secondary objective. The Acquiring Fund does not have any investment objective of providing investors with income exempt from state or local income taxes.

Primary investment strategies
The primary investment strategies of your fund and the Acquiring Fund differ in some ways.  Unless otherwise noted, each fund’s policies set forth in this “Primary investments strategies” section can be changed by its Board without shareholder approval.

Under normal conditions, your fund’s assets will be invested so that at least 80% of the annual interest income of your fund will be exempt from both regular federal income tax and New York State and City personal income taxes and will not subject non-corporate shareholders to the alternative minimum tax. This is a fundamental policy that cannot be changed without shareholder approval.

Under normal conditions, at least 80% of the Acquiring Fund’s assets are invested in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. This is a fundamental policy that cannot be changed without shareholder approval.

	At least 80% of your fund’s assets will be invested in securities the interest income of which is exempt from both regular federal income tax and New York State and City personal income taxes.	The Acquiring Fund does not have any investment strategy of investing in securities that are exempt from state of local taxes.
	Your fund invests primarily in securities having a maturity of more than one year.	The Acquiring Fund expects to maintain an average maturity of between 7 and 20 years.

	Value Line New York Tax Exempt Trust (Your fund)	Value Line Tax Exempt Fund, Inc. - National Bond Portfolio (Acquiring Fund)

Your fund invests primarily in New York State municipal and public authority debt obligations or obligations of municipal issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, since dividends paid by your fund, to the extent attributable to such sources, are exempt from federal, New York State and New York City income taxes.

The Acquiring Fund invests in municipal bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state or local personal income taxes.

The Acquiring Fund may also invest in variable rate demand instruments, industrial development bonds and other securities which pay interest from revenues of projects with similar characteristics.

Both funds primarily invest in municipal bonds that are rated at the time of purchase within the four highest categories of a nationally recognized statistical rating organization (“NRSRO”), or if not rated, deemed by the Adviser to be of comparable quality.

Both funds may, from time to time, assume a temporary defensive position in response to adverse market, economic, political or other conditions.  This could prevent the fund from achieving its investment objective.

Both funds may engage, and the Acquiring Fund has engaged, in active and frequent trading of portfolio securities.  This could result in capital gains distributions that increase your tax liability and/or higher brokerage commissions and expenses that negatively impact fund performance.

Fundamental investment policies	Both funds share most “fundamental” policies concerning investment restrictions. Fundamental policies are policies that cannot be changed by each fund’s Board without shareholder approval.

Benchmarks	Both funds use the Barclays Capital Municipal Bond Index as a benchmark against which to compare investment performance.
SHARES
Sales charges and Rule 12b-1 fees
The sales charge and Rule 12b-1 plans are the same for each fund.
●  Shares of each fund are purchased and sold without paying a sales charge.

●  Distribution plans adopted by each fund under Rule 12b-1 of the Investment Company Act of 1940 (“1940 Act”) allow the fund to pay for the distribution of shares and services provided to shareholders at the annual fee rate of 0.25% of the fund’s average daily net assets.

●  Both funds have engaged EULAV Securities LLC as principal underwriter (the “Distributor”).

	The Distributor has contractually agreed to waive all of your fund’s 12b-1 fee through May 31, 2013, but there is no assurance the waiver would be extended beyond that date.	The Distributor has contractually agreed to waive all of the Acquiring Fund’s 12b-1 fee through June 30, 2013, but there is no assurance the waiver will be extended beyond that date.

	Value Line New York Tax Exempt Trust (Your fund)	Value Line Tax Exempt Fund, Inc. - National Bond Portfolio (Acquiring Fund)
Buying shares
The procedures for buying shares of the Acquiring Fund are identical to those of your fund.  You may buy shares:

●     by calling the funds’ transfer agent at 800-243-2729 to receive an account number and place the order by wire or by telephone (additional purchases only)

●     by mailing an account application and check payable to BFDS, Agent to Value Line Funds, c/o Boston Financial Data Services, Inc. P.O. Box 219729, Kansas City, MO 64121-9729

●      through an account with a broker-dealer (who may charge a fee)

You can purchase shares at their net asset value, next determined after receipt of the purchase order in proper form.

Minimum account size and initial and additional investments
The minimum initial investment to open an account and purchase shares of both your fund and the Acquiring Fund is $1,000.  Both funds reserve the right to redeem your investment if your account falls below $500 as a result of redemption and is not increased within the required time as notified to you in writing.  The minimum size for each additional investment of both funds is $250.

Redeeming shares
The procedures for redeeming shares of the Acquiring Fund are similar to those of your fund.  You may redeem shares:

●      through your broker-dealer, financial advisor or financial intermediary (who may charge a fee)

●     by telephone or by mail, by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729

You may redeem shares at their net asset value next determined after receipt of the order in proper form.

Exchanging shares
The procedures for, and limitations on, the exchange of shares by an investor in the Acquiring Fund for shares of another Value Line mutual fund are identical to those adopted by your fund.  You may execute an exchange by calling the funds’ transfer agent at 800-243-2729.

Net asset value
The procedure for calculating net asset value is similar for both funds.  Each fund calculates the net asset value of its shares by adding the value of all the securities and assets in the fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of its shares outstanding.  Each fund generally calculates a net asset value for its shares as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) every day the exchange is open for business.

Dividends, distributions and taxes
Each fund declares dividends from its investment income daily and distributes the accrued dividends each month.  Capital gains, if any are distributed annually.  Each fund may also make capital gain distributions at other times if necessary to avoid U.S. federal income or excise tax.  Dividends and any capital gains are automatically reinvested, unless otherwise indicated in your application to purchase shares.

TAX
Federal income tax consequences
For federal income tax purposes, the reorganization will not result in income, gain or loss being recognized by your fund, the Acquiring Fund, or the shareholders of your fund.  For further information see “Material Federal Income Tax Consequences of the Reorganization” below.

Comparison of Principal Risks of Investing in the Funds

Because the funds have similar investment objectives, strategies and policies, the funds are generally subject to the same types of principal risks.  However, to the extent there are differences between the funds, the risks associated with an investment in the Acquiring Fund will be different from, and may be greater or less than, an investment in your fund.

The principal risks that the funds share are:

●	Interest Rate Risk is the risk of a decline in the value of debt securities that usually accompanies a rise in interest rates.

●
Market Risk is the possibility that the securities in a certain market will decline in value because of factors such as changes in interest rates, declines in consumer confidence or poor earning reports.  Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

●
Legislative Risk is the risk that new federal, state or local legislation may adversely affect the tax-exempt status of securities or the ability of the issuing municipality to repay these obligations.

●	Income Risk refers to the possibility that a fund’s income may decline because of falling interest rates and other market conditions.

●
Credit Risk refers to the possibility that the issuer will fail to pay the principal or interest when due or that an issuer could have the credit rating of its debt securities downgraded, which may adversely affect the market value of its securities.

●
Liquidity Risk is the risk that certain securities may be difficult or impossible to sell at the time and price the fund would like, potentially requiring the fund to sell the security at a lower price, sell other securities instead, or forego an investment opportunity.

●	Credit Ratings Risk is the risk that ratings published by certain NRSROs may not be updated promptly and may reflect conflicts of interest because NRSROs are paid by the entities being rated.

●
Lower-rated Securities Risk refers to the tendency for lower-rated securities (junk bonds) to have speculative characteristics, be subject to greater market fluctuations and involve greater investment risk, including credit risk and liquidity risk, than higher-rated securities.

●	Management Risk refers to the dependence of an actively managed fund’s investment returns on its adviser’s ability to manage its portfolio successfully.

●
Portfolio Turnover Risk is the risk that higher rates of portfolio turnover will result in higher brokerage commissions and negatively affect the fund’s performance. Higher rates of portfolio turnover may also cause capital gains distributions that could increase a shareholder’s tax liability.

●	State Taxation Risk refers to the likelihood that income generated by a fund will be subject to state income tax.

State Taxation Risk is substantially greater for your fund’s shareholders with respect to an investment in the Acquiring Fund than an investment in your fund.  Both of the funds invest at least 80% of the fund’s assets in securities the income of which is exempt from federal income taxation, but your fund also provides that such interest income be exempt from New York State and City personal income taxes. There is no guarantee that the after-tax yield of an investment in the Acquiring Fund will be higher than the after-tax yield of an investment in your fund for any shareholder.

The Acquiring Fund is subject to less Lower-rated Securities Risk than your fund because although both funds invest primarily in investment grade securities, your fund may invest up to 30% of its total assets in securities rated below investment grade.

Historically, the Acquiring Fund has had higher rates of portfolio turnover and, therefore, higher Portfolio Turnover Risk than your fund.  The Acquiring Fund’s annual portfolio turnover rate has exceeded 100% in four of its last five fiscal years ended February 28, 2011, while your fund’s annual portfolio turnover rate has exceeded 100% in only one of its last five fiscal years ended January 31, 2011.

In addition to the shared risks described above, your fund faces Non-Diversification Risk which the Acquiring Fund does not.  A non-diversified fund may invest a greater portion of its assets in a single issuer than a diversified fund and, therefore, is more vulnerable to the default or credit-rating downgrade of one of those issuers.  As a result, an investment in your fund may be subject to more risk than investing in a fund that is otherwise more diversified, like the Acquiring Fund.

Neither your fund, nor the Acquiring Fund, can eliminate risk or assure achievement of its investment objectives and you may lose money by investing in either fund.

FEES AND EXPENSES

The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each fund.  There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the funds.  The expenses appearing in the table below for your fund and the Acquiring Fund are based on such fund’s expenses for its fiscal year ended January 31, 2011 and February 28, 2011, respectively. Future expenses may be greater or less.  The table also shows the estimated (“pro forma”) expenses of the combined fund assuming the reorganization occurred on February 28, 2011.  The pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated expenses but actual expenses may be greater or less than those shown.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Value Line New York Tax Exempt Trust (Your Fund)		Value Line Tax Exempt Fund, Inc. - National Bond Portfolio (Acquiring Fund)		Acquiring Fund (Combined) Pro Forma
Management Fee	0.60	%(1)	0.50%		0.50%
Distribution and Service (12b-1) Fees	0.25	%(1)	0.25	%(2)	0.25	%(2)
Other Expenses	0.51%		0.26%		0.24%
Total Annual Fund Operating Expenses	1.36%		1.01%		0.99%
Less Fee Waivers (1), (2)	-0.48%		-0.25%		-0.25%
Net Total Annual Fund Operating Expenses	0.89%		0.76%		0.74%

(1)           For the period June 1, 2011 through May 31, 2013, the Adviser has contractually agreed to waive a portion of the management fee in an amount equal to 0.225% of your fund’s average daily net assets and the Distributor has contractually agreed to waive all of your fund’s 12b-1 fee.  The waivers cannot be terminated before May 31, 2013 without the approval of your fund’s Board.

(2)           For the period July 1, 2011 through June 30, 2013, the Distributor has contractually agreed to waive all of the Acquiring Fund’s 12b-1 fee.  The waiver cannot be terminated before June 30, 2013 without the approval of the Acquiring Fund’s Board.

Example:

The following example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in each fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same, except in year one.  Neither your fund nor the Acquiring Fund charges a sales load or other fee upon redemption, and no such load or fee would be imposed in connection with the reorganization.  Although your costs may be higher or lower, based on these assumptions your costs for each fund would be:

Number of Years	Value Line New York Tax Exempt Trust (Your Fund) for the period ended January 31, 2011	Value Line Tax Exempt Fund, Inc. - National Bond Portfolio (Acquiring Fund) for the period ended February 28, 2011	Acquiring Fund (Combined) Pro Forma for the period ended February 28, 2011
1 Year	$90	$78	$76
3 Years	$384	$297	$290
5 Years	$699	$534	$523
10 Years	$1,594	$1,214	$1,190

Portfolio Turnover:

Both funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each fund’s performance. During its fiscal year ended February 28, 2011, the Acquiring Fund’s portfolio turnover rate was 36% of the average value of its portfolio. Your fund’s portfolio turnover rate for its fiscal year ended January 31, 2011 was 43% of the average value of its portfolio.

INVESTMENT PERFORMANCE

Differences in the investment objectives, strategies and policies of the funds result in differences in their risk/return profiles and associated investment performance.  The Acquiring Fund has outperformed your fund during the one-year, three-year, five-year and ten-year periods ended December 31, 2011.

Set forth below is performance information for your fund and the Acquiring Fund that provides some indication of the risks of investing in each fund.  The bar charts show how returns for each fund’s shares have varied over the past ten calendar years.  The tables show the average annual total returns (before and after taxes) of each fund’s shares for one-year, five-year and ten-year periods ended December 31, 2011 as compared to a broader measure of market performance.  Both tables compare the funds’ returns to the performance of the Barclays Capital Municipal Bond Index, a broad based market index.

All returns reflect reinvested dividends.  Neither fund’s past performance (before and after taxes) is necessarily an indication of how it will perform in the future. Both your fund and the Acquiring Fund benefited from fee waiver agreements during various periods.  In the absence of such waivers, the funds’ performance would have been lower.  Updated performance information is available at: www.vlfunds.com.

Value Line New York Tax Exempt Trust (your Fund) Total returns (before taxes) as of 12/31 each year (%)

Best Quarter: Q3 2009 +7.60% Worst Quarter: Q4 2008 –5.39%

Value Line Tax Exempt Fund, Inc. (Acquiring Fund)
Total returns (before taxes) as of 12/31 each year (%)

Best Quarter: Q3 2009 +8.00% Worst Quarter: Q3 2008 -5.15%

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for Periods Ended December 31, 2011

	1 year	5 years	10 years
Value Line New York Tax Exempt Trust (Your Fund)
Return before taxes	8.76%	2.09%	3.28%
Return after taxes on distributions	8.76%	2.08%	3.14%
Return after taxes on distributions and sale of fund shares	6.63%	2.24%	3.25%
Barclays Capital Municipal Bond Index*	10.70%	5.22%	5.38%

	1 year	5 years	10 years
Value Line Tax Exempt Fund, Inc. - National Bond Portfolio (Acquiring Fund)
Return before taxes	9.78%	2.85%	3.58%
Return after taxes on distributions	9.78%	2.82%	3.50%
Return after taxes on distributions and sale of fund shares	7.49%	2.93%	3.56%
Barclays Capital Municipal Bond Index*	10.70%	5.22%	5.38%

* Reflects no deduction for fees, expenses or taxes.

THE REORGANIZATION

Agreement and Plan of Reorganization

Your fund’s Board approved, and recommends that you approve, the Agreement regarding the reorganization, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A.  The description of the Agreement contained herein is qualified in its entirety by the attached copy.

The Agreement provides for the reorganization on the following terms:

●
The reorganization is scheduled to occur at the close of business on May 18, 2012, but may occur at a later date as the Boards determine.  Your fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of your fund’s liabilities.  This will result in the addition of your fund’s assets to the Acquiring Fund’s portfolio.  The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the reorganization date.

●
The Acquiring Fund will issue shares to your fund with a value equal to the net assets attributable to your fund’s shares.  As part of the liquidation of your fund, these shares will immediately be distributed to shareholders of record of your fund on the reorganization date so that you will receive shares of the Acquiring Fund with a value equal to the value of your shares of your fund on that date.  As a result, shareholders of your fund will become shareholders of the Acquiring Fund.

●	After the shares are issued, your fund will be liquidated, deregistered as an investment company with the SEC by filing Form N-8F and dissolved.

Reasons for the Reorganization

At a meeting held on February 17, 2012, your fund’s Board unanimously approved, and recommended that you approve, the Agreement.  Your fund’s Board also determined that the reorganization is in the best interests of your fund and that the interests of shareholders of your fund will not be diluted as a result of the reorganization.

Your fund’s Board believes the reorganization will be advantageous to the shareholders of your fund for several reasons.  The Board considered the following matters, among others, in approving and recommending that you approve the reorganization:

●
Investment objective.  Both funds have a similar investment objective as described in this Proxy Statement/Prospectus and share nearly all fundamental investment policies (i.e., policies that cannot be changed without shareholder approval). However, the Board recognized that your fund seeks to provide income that is exempt from New York State and New York City income taxes in addition to federal income taxes, while the Acquiring Fund seeks to provide investors with income that is exempt only from federal income tax.  Nevertheless, the Board concluded that providing shareholders with the option of continuing their interest in the Acquiring Fund in a tax free reorganization was more advantageous to shareholders than liquidating your fund, which would be a taxable event.  The reorganization would not be effected unless approved by a majority of your fund’s shareholders.  Finally, any shareholder of your fund that desires to invest in a fund that seeks to provide income exempt from New York State and New York City income taxes can redeem out at any time and so invest.

●
Consistency of investment management.  The Funds are managed by the same portfolio manager, so shareholders would receive the benefit of the continuity of the portfolio manager and a more straightforward transition of assets.

●
Larger and more diverse investment universe.  Given the lower level of new debt issuances that are exempt from New York State and New York City taxes, your fund’s shareholders may benefit from the more geographically diverse portfolio and more robust pool of investment securities that is available to the Acquiring Fund under its broader investment mandate.

●
Performance.  The Acquiring Fund outperformed your fund in the one-year, three-year, five-year, and ten-year periods ended December 31, 2011, so investors may benefit from a combined Fund with improved investment performance.  Of course, past performance is not predictive of future results.

●
Lower operating expenses and improved economies of scale.  The Acquiring Fund has a lower overall expense ratio (1.01% gross; 0.76% net) than your fund (1.36% gross; 0.89% net) for the funds’ fiscal years ended February 28, 2011 and January 31, 2011, respectively, both before and after giving effect to the management and 12b-1 fee waivers received by the funds which are currently scheduled to expire in 2013.  The Board considered that shareholders of both funds may benefit from the larger assets of a combined fund that, due to economies of scale, may have a lower expense ratio than either fund currently has by itself.  A larger combined fund can potentially realize cost savings due to economies of scale, as certain fixed costs may be distributed over a larger asset base.  Thus, the Adviser projected that after the Reorganization the Acquiring Fund’s gross and net expense ratios are anticipated to be 0.99% and 0.74%, respectively, less than the current gross and net expense ratios for either fund.

●
Lower advisory fee rate.  The Acquiring Fund has a lower advisory fee rate (0.50% of average daily net assets) than your fund (0.60%).  While your fund is currently benefitting from a fee waiver through May 31, 2013 that makes your fund’s net management fee rate lower than that of the Acquiring Fund, that fee waiver may be terminated by your fund’s Board and it may not be extended after May 31, 2013.

●
Larger asset base.  The Acquiring Fund has a larger asset base ($85,763,040) than your fund ($15,689,975) as of December 31, 2011 and appeals to a broader distribution, giving it potentially greater viability.

●
No change in service providers.  There would be no change in your fund’s investment adviser, principal underwriter or other service providers, such as the custodian, transfer agent, administrator, auditors and counsel.

●
No change in shareholder services.  The shareholder services and privileges available to the Acquiring Fund are the same as those available to your fund.  In addition, the Acquiring Fund, like your fund, does not charge sales fees or commissions on purchases and sales of fund shares.

●
No dilution.  The funds use the same methodology for valuing their assets and each shareholder of your fund will receive shares of the Acquiring Fund with an aggregate net asset value identical to that of the shares of your fund held immediately prior to the reorganization.  As a result, the existing interests of the shareholders would not be diluted as a result of the reorganization.

●
Tax free reorganization.  For federal income tax purposes, the reorganization will not result in income, gain, or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund (as further discussed below in “Material Federal Income Tax Consequences of the Reorganization”).

Your fund’s Board also considered that all of the expenses of the funds in connection with the reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization, will be paid by the funds.  They noted that these expenses will be allocated between the funds based on their relative asset size.  It is expected that the reorganization will not result in any additional expenses being incurred by the shareholders of the funds either directly (as a result of effectuating the reorganization) or indirectly over time.

The Board considered that the Adviser advised the Board that it does not anticipate that the reorganization will result in any decline in the level of investment advisory services from that historically provided to the funds.

The Boards recognized that the same individuals serve as the Board members and officers of both funds.  As a result, there will be no change in the governance of the funds, including without limitation the composition of the Boards, as a result of the reorganization.  In addition, there will be no change in the compliance program of your fund or the Acquiring Fund, including without limitation the person serving as the chief compliance officer, as a result of the reorganization.

The Boards of both funds considered that the Adviser and Distributor would benefit from the reorganization.  For example, the Adviser might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies, which would result in a decrease in the combined fund’s gross expenses.  The Boards believe, however, that these savings and revenues will not amount to a significant economic benefit to the Adviser or the Distributor.  Further, it should be noted that the Adviser’s advisory fee rate is lower for the Acquiring Fund than for your fund.

In addition, the Board considered possible alternatives to the reorganization, including maintaining the status quo, liquidating your fund, or merging your fund into a fund other than the Acquiring Fund.  The Board, however, determined that the limited size of your fund’s asset base, the opportunity presented by the reorganization and the factors in favor of the reorganization set forth above made the reorganization more compelling than these alternatives.  For these reasons and other factors considered by the Board, the Board determined that the reorganization is in the best interests of your fund and its shareholders.

Material Federal Income Tax Consequences of the Reorganization

The following is a summary of the material anticipated federal income tax consequences of the reorganization.  The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as in effect on the date of this Proxy Statement/Prospectus and all of which are subject to change and differing interpretations (possibly with retroactive effect).  This summary is limited to U.S. persons who hold shares of your fund as capital assets for federal income tax purposes (generally, assets held for investment).  This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws, including but not limited to, shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddles or conversion transaction.  You should consult your tax adviser as to the federal income tax consequences to you of the reorganization, as well as the effects of state, local, and foreign tax laws.

The reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes by the Acquiring Fund, your fund or the shareholders of your fund.  Consummation of the reorganization is subject to the unwaivable condition that your fund and the Acquiring Fund receive an opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Independent Trustees of your fund and the Independent Directors of the Acquiring Fund, substantially to the effect that the reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code.  As long as the reorganization does so qualify:

●              No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to the Acquiring Fund as described in this Proxy Statement/Prospectus or (2) the distribution by your fund of Acquiring Fund shares to your fund’s shareholders;

●              No gain or loss will be recognized by the Acquiring Fund upon the receipt of your fund’s assets solely in exchange for the issuance of Acquiring Fund shares to your fund and the assumption of your fund’s liabilities by the Acquiring Fund;

●              The basis of the assets of your fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

●              The tax holding period of the assets of your fund in the hands of the Acquiring Fund will include your fund’s tax holding period for those assets;

●              You will not recognize gain or loss upon the exchange of shares of your fund solely for Acquiring Fund shares as part of the reorganization;

●              The basis of the Acquiring Fund shares received by you in the reorganization will be the same as the basis of the shares in your fund surrendered in exchange; and

●              The tax holding period of the Acquiring Fund shares that you receive will include the tax holding period of your fund shares surrendered in the exchange, provided that you held the shares in your fund as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Acquiring Fund and your fund.  No tax ruling has been requested from the IRS in connection with the reorganization.  The tax opinion is not binding on the IRS or a court, and does not preclude the IRS from asserting or adopting a contrary position.

You should note that, if necessary, in accordance with your fund’s policy of distributing its investment company taxable income, net tax-exempt income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, your fund will declare and pay a distribution of any such previously undistributed income and gains to its shareholders immediately before the reorganization.  Such distributions, other than distributions of exempt-interest dividends, will be taxable to your fund’s shareholders.  Based on January 31, 2012 data, your fund may not have any net capital gains to distribute immediately prior to the reorganization as a result of capital loss carryovers. Any remaining capital loss carryovers of your fund will be transferred to the Acquiring Fund as part of the Reorganization, but the Acquiring Fund may not be able to utilize all of these losses as a result of the application of certain annual limitations set forth in the Internal Revenue Code.

Additional Terms of the Agreement and Plan of Reorganization

Conditions to Closing the Reorganization.  The obligation of the your fund to consummate the reorganization is subject to the satisfaction of customary conditions, including the Acquiring Fund’s performance of its obligations under the Agreement, and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, section 6).

The obligation of the Acquiring Fund to consummate the reorganization is subject to the satisfaction of customary conditions, including the performance by your fund of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund, and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, section 7).

The funds’ obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, section 8).  This condition cannot be waived.

Termination of Agreement.  Either Board may terminate the Agreement at any time before the reorganization date if the Board believes that proceeding with the reorganization would no longer be advisable (see Agreement, section 11).

Capitalization

The following tables set forth the capitalization of your fund and the Acquiring Fund as of March 12, 2012 and the pro forma combined capitalization of your fund and the Acquiring Fund as if the reorganization had occurred on that date.  When the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated.  This is due to changes in the market value of the portfolio securities of both your fund and the Acquiring Fund between March 12, 2012, and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of your fund and the Acquiring Fund during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.

	Value Line New York Tax Exempt Trust (Your Fund)	Value Line Tax Exempt Fund, Inc. - National Bond Portfolio (Acquiring Fund)	Combined Fund Pro Forma	Adjustments

Net Assets	$15,650,354	$94,873,159	$110,523,513	- -
Number of Shares Outstanding	1,687,246	9,414,345	10,966,960	(134,632)*
Net Asset Value per Share	$9.28	10.08	$10.08	- -

*Reflects share adjustment, net of retired shares of your fund.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by your fund on the closing date of the reorganization.  The table should not be relied upon to determine the amount of the Acquiring Fund’s shares that will actually be received and distributed.

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of your fund, including a majority of the trustees of your fund and directors of the Acquiring Fund who are not “interested persons” of the funds within the meaning of the 1940 Act (the “Independent Directors”), approved the reorganization.  In particular, the Board determined that the reorganization is in the best interests of your fund and that the interests of your fund’s shareholders will not be diluted as a result of the reorganization.  Similarly, the Board of the Acquiring Fund, including its Independent Directors (all of whom serve on the Board of your fund), approved the reorganization on behalf of the Acquiring Fund.  The Acquiring Fund’s Board also determined that the reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders will not be diluted as a result of the reorganization.

INFORMATION ABOUT THE ACQUIRING FUND

Investment Objective

The Acquiring Fund’s primary investment objective is to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective.

Principal Investment Strategies

To achieve the Acquiring Fund’s goals, under normal conditions, at least 80% of the Acquiring Fund’s assets are invested in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax.  The Acquiring Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.

The Acquiring Fund buys and sells municipal bonds with a view towards seeking a high level of current income exempt from federal income taxes.  In selecting municipal bonds for purchase, the Adviser considers the bond’s credit quality and yield potential.

Principal Risks

Investing in any mutual fund, including the Acquiring Fund, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of your investment. There is also an interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks include market risk, credit risk, income risk, liquidity risk and risks associated with credit ratings. Market risk is the risk that the securities in a certain market will decline in value because of factors such as economic conditions or government actions. Credit risk is the risk that any of the holdings in the Acquiring Fund will have its credit rating downgraded or will default, thereby reducing the Acquiring Fund’s income level and share price. Income risk is the risk that the Acquiring Fund’s income may decline because of falling interest rates and other market conditions. Liquidity risk is the risk that at times it may be difficult to value a security or sell it at a fair price. Risks associated with credit ratings refers to ratings by a nationally recognized statistical rating organization that represent the organization’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized statistical rating organizations present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

There is also the risk that government actions could have an adverse effect on municipal bond prices. New federal or state legislation may adversely affect the tax-exempt status of securities held by the Acquiring Fund or the financial ability of municipalities to repay these obligations. In addition, the Acquiring Fund is subject to the risk that the issuer of a security held by the Acquiring Fund may not be able to make timely payments due to a general economic downturn, specific conditions affecting the issuer or a particular industry or market sector, or as a result of increased governmental costs. Although distributions of interest income from the Acquiring Fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of shares, are not.

Because the Acquiring Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques in making decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results.

An investment in the Acquiring Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The price of the Acquiring Fund’s shares will increase and decrease according to changes in the value of the Acquiring Fund’s investments. The market values of municipal securities will vary inversely in relation to their yields.

The Acquiring Fund’s annual portfolio turnover rate has exceeded 100% in four of the last five years ended February 28, 2011.  A rate of portfolio turnover of 100% would occur if all of the Acquiring Fund’s portfolio were replaced in a period of one year.  To the extent the Acquiring Fund engages in short - term trading in attempting to achieve its investment objective, it will increase the Fund’s portfolio turnover rate and the Acquiring Fund will incur higher brokerage commissions and other expenses that may negatively affect performance.  Portfolio turnover may also result in capital gain distributions that could increase your income tax liability.  See “Financial Highlights” for the Fund’s most current portfolio turnover rates.

Investment Strategies and Policies

Because of the nature of the Acquiring Fund, investments should be considered a long-term investment that will best meet its objectives when held for a number of years. Lower rated securities have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher rated securities.

Under normal conditions, the Adviser invests at least 80% of the Acquiring Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax.  This is a fundamental policy of the Acquiring Fund which will not be changed without shareholder approval.  The Acquiring Fund primarily invests in municipal bonds that are rated at the time of purchase within the four highest categories of a NRSRO, or if not rated, deemed by the Adviser to be of comparable quality. These bonds include both secured and unsecured debt obligations.  If a bond’s rating drops, the Adviser will review the desirability of continuing to hold the bond.  The Acquiring Fund expects to maintain an average maturity of between 7 and 20 years.

Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state or local personal income taxes. Municipal bonds are generally one of the following: general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power, or revenue bonds, which are payable from revenue derived from a particular facility or service.

The Acquiring Fund may also invest in variable rate demand instruments, industrial development bonds and other securities which pay interest from revenues of projects with similar characteristics.

Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, general and local economic conditions, capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, the slope of the yield curve, changes in tax laws, regulations and rules, and the maturity, rating and size of individual offerings.

The Acquiring Fund buys and sells municipal bonds with a view towards seeking a high level of current income exempt from federal income taxes. In selecting municipal bonds for purchase, the Adviser considers the bond’s credit quality and yield potential.

As a non-principal investment strategy, the Acquiring Fund may invest a portion of its assets in cash, cash equivalents or U.S. government securities for temporary defensive purposes that are inconsistent with the Acquiring Fund’s principal investment strategies. This could help the Acquiring Fund avoid losses, but it may result in lost opportunities and lower yields. If this occurs, the Acquiring Fund’s assets may not be invested in accordance with its strategy and the Acquiring Fund may not achieve its investment objectives.

There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information.

The Acquiring Fund has engaged and may continue to engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy has resulted in higher brokerage commissions and other expenses and may negatively affect the Acquiring Fund’s performance.  As noted above, portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See “Financial Highlights” for the Acquiring Fund’s most current portfolio turnover rates.

Management

EULAV Asset Management, a registered investment adviser located at 7 Times Square, 21st Floor New York, NY 10036-6524, serves as investment adviser to the Acquiring Fund.  The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2 billion as of December 31, 2011.

On December 23, 2010, the Adviser was restructured so that it is no longer a wholly-owned subsidiary of Value Line, Inc. (“Value Line”). Value Line has stated that as a result of the restructuring, it no longer “controls” (as that term is defined in the 1940 Act) the Adviser or the Distributor. As a result of the restructuring, the Acquiring Fund’s prior investment advisory agreement terminated by operation of law, and the Adviser entered into a new investment advisory agreement with the Acquiring Fund effective upon the closing of the restructuring. The services provided by the Adviser and the rate at which the advisory fee is paid by the Acquiring Fund under the current investment advisory agreement are the same as under the prior investment advisory agreement. In addition, the other terms of the current investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.

For managing the Acquiring Fund and its investments, the Adviser is paid a fee at an annual rate of 0.50% of the Acquiring Fund’s average daily net assets.

A discussion regarding the basis for the Acquiring Fund’s Board of Directors’ approval of the investment advisory agreement is available in the Acquiring Fund’s most recent annual report to shareholders for the 12 month period ended February 28, 2011.

Liane Rosenberg is primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been the Acquiring Fund’s portfolio manager since 2010. From May 2008 until December 2008 she was a client portfolio manager with MEAG New York, formerly Munich Re Capital Management. From August 2004 until April 2008, she was Director of Portfolio Management at XL Capital Ltd. There is additional information in the Statement of Additional Information about Ms. Rosenberg’s compensation, other accounts she manages and her ownership of Acquiring Fund shares.

Shareholder Information

You can buy shares of the Acquiring Fund:

By telephone: Once you have opened an account, you can buy additional shares in the Acquiring Fund by calling 800-243-2729 (the Acquiring Fund’s transfer agent) between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

By wire: If you are making an initial purchase by wire, you must call the Acquiring Fund’s transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

Through a broker-dealer: You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

By mail:  Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

Minimum/additional investments: Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $250. The price you pay for shares will depend on when your purchase order is received. The Acquiring Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.

Time of purchase: Your price for Acquiring Fund shares is the Acquiring Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV computed after your order is received in proper form as determined by Boston Financial Data Services, Inc. (“BFDS”) as agent for the Acquiring Fund. The Acquiring Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

Shares of the Acquiring Fund may be purchased through various third-party intermediaries authorized by the Acquiring Fund including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Acquiring Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary. Orders received by BFDS or the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

Distribution Plan:  The Acquiring Fund has adopted a plan of distribution under rule 12b-1 under the 1940 Act. Under the plan, the Acquiring Fund is charged a fee at the annual rate of 0.25% of the Acquiring Fund’s average daily net assets with the proceeds used to finance the activities of the Distributor. The plan provides that the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Acquiring Fund’s shares. Such services may include, among other things, answering investor inquiries regarding the Acquiring Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as the Acquiring Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the plan are payable without regard to actual expenses incurred which means that the Distributor may earn a profit under the plan. The Distributor has contractually agreed to waive all of the Acquiring Fund’s rule 12b-1 fee through June 30, 2013. There is no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because rule 12b-1 fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

Additional dealer compensation:  The Adviser, the Distributor and/or their affiliates may pay additional compensation out of their assets (which generally comes directly or indirectly from the Acquiring Fund and other Value Line mutual funds) to certain brokerage firms and other intermediaries or their affiliates, based on Acquiring Fund assets held by that firm, or such other criteria agreed to by the Adviser, the Distributor or their affiliates. The Adviser, the Distributor or their affiliates determine the firms to which payments may be made, which payments may be significant.

Brokerage firms and other intermediaries that sell Acquiring Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

Net asset value:  The Acquiring Fund’s NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the value of all the securities and assets in the Acquiring Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Bonds and other fixed-income municipal securities are valued on the basis of prices provided by an independent pricing service that reflect such security’s market value. Securities for which market valuations are not readily available are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Directors and under the Board’s general supervision. The use of fair value pricing by the Acquiring Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Acquiring Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Acquiring Fund determined its NAV. Investments which have a maturity of less than 60 days are priced at amortized cost, which represents a security’s fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Opening an account:  In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Acquiring Fund’s account application, you will be required to supply the Acquiring Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Acquiring Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Acquiring Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.

Redeeming fund shares: You can redeem shares of the Acquiring Fund at NAV by telephone and by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

The Acquiring Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Acquiring Fund will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you. If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request. You can redeem shares of the Acquiring Fund:

By telephone or wire:  You can sell $1,000 or more of your shares up to $25,000 by telephone or wire, with the proceeds sent to your U.S. bank the next business day after the Acquiring Fund receives your request.

Through a broker-dealer: Shares of the Acquiring Fund may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Acquiring Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.  Among the brokers that have been authorized by the Acquiring Fund are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC and Fidelity Brokerage Services LLC, (National Financial Services LLC). You should consult with your broker to determine if it has been so authorized.

By exchange: You can exchange all or part of your investment in the Acquiring Fund for shares in other Value Line mutual funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange.  To execute an exchange, call 800-243-2729. The Acquiring Fund reserves the right to reject any purchase order within 24 hours of its receipt.

When you send the Acquiring Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges among Value Line mutual funds are a shareholder privilege and not a right. The Acquiring Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Acquiring Fund, uses market timing strategies or who makes more than four exchanges out of the Acquiring Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Acquiring Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Acquiring Fund to prevent excessive trading, there is no guarantee that the Acquiring Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Acquiring Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

Account minimum:  If as a result of redemptions your account balance falls below $500, the Acquiring Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Acquiring Fund may redeem your account, after first notifying you in writing.

Frequent purchases and redemptions:  Frequent purchases and redemptions of the Acquiring Fund’s shares entail risks, including the dilution in value of the Acquiring Fund shares held by long-term shareholders, interference with the efficient management of the Acquiring Fund’s portfolio, and increased brokerage and administrative costs. Because the Acquiring Fund does not accommodate frequent purchases and redemption of Acquiring Fund shares, the Acquiring Fund’s Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Acquiring Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Acquiring Fund considers trading in its shares to be excessive if an investor: sells shares within 30 days after the shares were purchased; makes more than four exchanges out of the Acquiring Fund during a calendar year (other than systematic purchases and redemptions); or enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Acquiring Fund shares, the Distributor monitors selected trades that have been identified by the Acquiring Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Acquiring Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Acquiring Fund nor any of the Acquiring Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Acquiring Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Acquiring Fund’s policies. Consequently, it may be more difficult for the Acquiring Fund to detect market timing activity through such accounts. However, the Acquiring Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Acquiring Fund’s request, certain identifying and transaction information regarding its underlying shareholders. Should the Acquiring Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by an underlying shareholder. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services: To help make investing with the Acquiring Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

●	Valu-Matic® allows you to make regular monthly investments of $25 or more automatically from your checking account.

●
Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Acquiring Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

Dividends, Distributions and Taxes

The Acquiring Fund declares dividends from its net investment income daily and distributes the accrued dividends to you each month. Capital gains, if any, are distributed annually. The Acquiring Fund may also make capital gain distributions at other times if necessary for the Acquiring Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

Investors should consider the tax consequences of buying shares of the Acquiring Fund shortly before the record date of a capital gain distribution, because such distribution will generally be taxable even though the net asset value of shares of the Acquiring Fund will be reduced by the distribution.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Acquiring Fund is not affected by whether you reinvest your dividends or receive them in cash. For U.S. federal income tax purposes, distributions from the Acquiring Fund’s tax-exempt interest, called “exempt-interest dividends,” are exempt from regular federal income tax. Certain of these exempt-interest dividends may be treated as a preference item for purposes of the alternative minimum tax, but, for non-corporate shareholders, such distributions are expected to be less than 20% of the Acquiring Fund’s total distributions under normal conditions. All exempt-interest dividends, however, may result in or increase a corporate shareholder’s liability for alternative minimum tax. Shareholders should consult their tax advisers to determine whether the alternative minimum tax is applicable in their particular circumstances.

Distributions from the Acquiring Fund’s net long-term capital gains, if any, that are reported to you by the Acquiring Fund as capital gain dividends are taxable as capital gains, while dividends from short-term capital gains, if any, and net investment income from non-tax-exempt securities are taxable as ordinary income for federal income tax purposes. In addition, you may be subject to state and local taxes on dividends and distributions.

The Acquiring Fund will send you a statement by February 15th each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.

You generally will have a capital gain or loss if you dispose of your Acquiring Fund shares by redemption, exchange or sale in an amount equal to the difference (if any) between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

As with all mutual funds, the Acquiring Fund may be required to withhold a 28% backup withholding tax on all distributions payable to you if you fail to provide it with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. You should consult your tax adviser about your particular tax situation including federal, state, local, and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

Financial Highlights

The financial highlights table is intended to help you understand the Acquiring Fund’s financial performance for the past five years. Certain information reflects financial results for a single Acquiring Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Acquiring Fund assuming reinvestment of all dividends and distributions.

The information for the five fiscal years ended February 28, 2011 for the Acquiring Fund’s financial statements were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request. With respect to these five fiscal years ended February 28, 2011, the financial highlights provided below, and the associated financial statements incorporated by reference into such Statement of Additional Information, are included in reliance upon the report given by PricewaterhouseCoopers LLP on their authority as experts in accounting and auditing.  The financial highlights for the period from March 1, 2011 to August 31, 2011 have been derived from financial statements that were not audited.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Six Months Ended August 31, 2011		Years Ended on Last Day of February
	(Unaudited)		2011		2010	2009	2008	2007
Net asset value, beginning of period	$9.43		$9.60		$9.36	$9.29	$10.56	$10.56
Income from investment operations:
Net investment income	0.15		0.33		0.38	0.37	0.39	0.40
Net gains or (losses) on securities (both realized and unrealized)	0.37		(0.17)		0.24	0.07	(1.21)	0.09
Total from investment operations	0.52		0.16		0.62	0.44	(0.82)	0.49
Less distributions:
Dividends from net investment income	(0.15)		(0.33)		(0.38)	(0.37)	(0.39)	(0.40)
Distributions from net realized gains	—		—		—	—	(0.06)	(0.09)
Total distributions	(0.15)		(0.33)		(0.38)	(0.37)	(0.45)	(0.49)
Net asset value, end of period	$9.80		$9.43		$9.60	$9.36	$9.29	$10.56
Total return	5.59	%(3)	1.67%		6.70%	4.74%	(8.03)%	4.73%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$81,244		$76,972		$84,067	$84,868	$89,752	$109,503
Ratio of expenses to average net assets(1)	1.04	%(4)	1.01	%(5)	1.02%	0.99%	0.93%	0.93%
Ratio of expenses to average net assets(2)	0.79	%(4)	0.74	%(6)	0.76%	0.69%	0.65%	0.67%
Ratio of net investment income to average net assets	3.16	%(4)	3.45%		3.99%	3.87%	3.83%	3.79%
Portfolio turnover rate	9	%(3)	36%		146%	307%	213%	283%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits but exclusive of the fee waiver would have been 1.00%, for the year ended February 28, 2011, 1.01% for the year ended February 28, 2010, 0.94% for the year ended February 28, 2009, 0.90% for the year ended February 29, 2008, and 0.92%  for the year ended February 28, 2007 and would have been unchanged for the other period shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor.

(3)	Not annualized.

(4)	Annualized.

(5)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Acquiring Fund.

(6)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Acquiring Fund.

VOTING INFORMATION

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to your fund a written notice of revocation; (ii) submitting to your fund a subsequently dated and executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying your fund of the revocation by calling the toll-free number on the proxy card.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Solicitation of Proxies

This solicitation of proxies for the Meeting is being made by your fund’s Board.  All costs associated with the Meeting, including delivering proxy materials to shareholders, soliciting proxies and conducting the Meeting will be borne by the funds.  The solicitation of proxies may include telephonic, Internet, mail or oral communication by officers and service providers of the funds, who will not be paid for these services, and/or by D. F. King & Co., Inc. (the “Proxy Solicitation Firm”), which has been retained by the funds for an estimated fee of $6,000 plus out-of-pocket expenses.  These costs in turn will be allocated between the funds based on each fund’s relative assets.

Shareholders may authorize the Proxy Solicitation Firm to execute proxies on their behalf by telephonic instruction.  Proxies that are submitted telephonically will be recorded in accordance with the procedures set forth below.  Your fund’s Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.  In all cases where a telephonic proxy is submitted, representatives of the Proxy Solicitation Firm are required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail.  If the information solicited matches the information provided to the Proxy Solicitation Firm by your fund, then the representative of the Proxy Solicitation Firm will explain the process for voting, read the proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal.

The representative of the Proxy Solicitation Firm, although he or she is permitted to answer questions about the process, is not permitted to recommend to any shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus or in any additional soliciting materials.  The Proxy Solicitation Firm will record the shareholder’s instructions on the proxy card.  Within 72 hours, but in any event before the Meeting, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Proxy Solicitation Firm immediately if his or her instructions are not correctly reflected in the confirmation.  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person.  Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact the Proxy Solicitation Firm (toll-free) at 1-800-735-3568.  Representatives are available Monday through Friday, 8:00 a.m.- 10:00 p.m. (Eastern time), and Saturday, 11:00 a.m.- 6:00 p.m. (Eastern time).

Persons holding shares as nominees will be reimbursed by the funds, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

Shareholder Approval

Only shareholders of your fund are entitled to vote on the Proposal; shareholders of the Acquiring Fund are not entitled to vote on the Proposal.  As required by the 1940 Act, the Proposal must be approved by (a) the vote of 67% of your fund’s shares present at the Meeting if more than 50% of the outstanding shares of your fund are present, or (b) the vote of more than 50% of the outstanding shares of your fund, whichever is less.

A quorum of shareholders of your fund is necessary to hold a valid meeting.  A quorum will exist at the Meeting if 50% of the shares of your fund who are entitled to vote on the Record Date are present in person or by proxy.  In the event that a quorum is not present, or if a quorum is present but sufficient votes to approve the Proposal are not received, the duly appointed proxies may propose one or more adjournments of the Meeting (to a date not more than 120 days from the original record date) to permit further solicitation of proxies with respect to the Proposal.  In case any such adjournment is proposed, the proxies will vote for those proxies which they are entitled to vote for the Proposal in favor of adjournment, and will vote those proxies required to be voted against the Proposal against adjournment.  The Board knows of no business other than the Proposal to be presented at the Meeting.  However, if any other business properly comes before the Meeting, your shares will be voted at the discretion of the person named as proxies on the proxy card.

Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted as votes present at the Meeting for purposes of determining whether a quorum is present.  As a result, abstentions and broker non-votes will have the effect of a vote against the Proposal.

OWNERSHIP OF SHARES OF THE FUNDS

As of January 31, 2012, the following persons owned of record or, to the knowledge of each fund, beneficially 5% or more of the outstanding shares of your fund or the Acquiring Fund as indicated in the table below:

Shareholder Name and Address	Percentage of Value Line New York Tax Exempt Trust (Your Fund) as of January 31, 2012	Percentage of Value Line Tax Exempt Fund, Inc. - National Bond Portfolio (Acquiring Fund) as of January 31, 2012	Percentage of Combined Fund Assuming Completion of Reorganization
Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94101-4151	--	21.7% beneficial ownership	21.7% beneficial ownership

With respect to each fund, as of January 31, 2012, the Board and officers, as a group, beneficially owned less than 1% of the outstanding shares of that fund.

AVAILABLE INFORMATION

The Acquiring Fund and your fund are subject to the information requirements of the Securities Exchange Act of 1934 and accordingly file reports and other information with the SEC.  Proxy material, reports and other information filed by the Acquiring Fund and your fund can be inspected and copied at the public reference facilities of the SEC at 100 F Street, NE, Washington, DC. 20549-1520.  Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-1520, at prescribed rates.  In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of the 24th day of February, 2012, by and between The Value Line Tax Exempt Fund, Inc., a Maryland corporation (“Acquiring Fund”), and Value Line New York Tax Exempt Trust, a Massachusetts business trust (“Acquired Fund”).  The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as “Funds” and individually as “Fund.”

This Agreement is intended to be and is adopted as a plan of a “reorganization” as defined in Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations thereunder.  The reorganization (“Reorganization”) will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of shares of the Acquiring Fund that correspond to the shares of the Acquired Fund equal to the net asset value represented by such shares (collectively, “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (“Closing Date”) (“Assumed Liabilities”), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Fund and the Acquired Fund are each a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue its shares;

WHEREAS, the Board of Directors of the Acquiring Fund (“Acquiring Fund Board”) has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Acquired Fund (“Acquired Fund Board”) has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.            TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.

1.1           Transfer of Assets by Acquired Fund; Issuance of Shares and Assumption of Liabilities by Acquiring Fund. Subject to the requisite approvals, the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will sell, assign, convey, transfer and deliver all of its property and assets as set forth in Section 1.2 (“Acquired Assets”) to the Acquiring Fund free and clear of all liens and encumbrances (other than those, if any, arising under the Securities Act of 1933, as amended (“Securities Act”), liens for Taxes (as defined below) not yet due, and, as disclosed to the Acquiring Fund in accordance with Section 1.2 hereof,  contractual restrictions, if any, on the transfer of the Acquired Assets), and the Acquiring Fund agrees in exchange therefor:  (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, with an aggregate net asset value (“NAV”) equal to the NAV of the Acquired Fund’s shares, as determined in the manner set forth in Article 2; and (ii) to assume all of the liabilities (whether absolute or contingent, known or unknown) of the Acquired Fund (“Assumed Liabilities”).  Such transactions shall take place at the Closing (as defined in Section 3.1 below).

1.2           Assets to be Acquired; Investments by Acquired Fund Pending Closing.

(a)           The Acquired Assets shall consist of all of the Acquired Fund’s assets and property as of the Valuation Time (as defined in Article 2), including, without limitation, all portfolio securities and instruments, dividends, receivables (including dividends, interest and other receivables), cash, cash equivalents, deferred or prepaid expenses, goodwill, rights and choses in action of or in respect of the Acquired Fund, all other tangible and intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund.  The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (“Investment Company Act”), and the rules of the Securities and Exchange Commission (“Commission”) thereunder.

(b)           The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s securities and other assets as of the date of execution of this Agreement, specifically describing all contractual restrictions, if any, on the transfer of such assets.  The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Section 8.4 hereof).  The Acquired Fund agrees not to acquire any portfolio security or other asset that is not an eligible investment for, or that would violate any investment policy or restriction of, the Acquiring Fund.  For avoidance of doubt, reference is hereby made to Section 5.1 of this Agreement pursuant to which the Acquired Fund agrees to operate its business in the ordinary course and to comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date.

1.3           Assumed Liabilities.  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Valuation Time.  Notwithstanding the foregoing, any liabilities not so discharged as of the Valuation Time shall be Assumed Liabilities, which shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.  The Acquiring Fund shall assume the Assumed Liabilities at the Closing.

1.4           Liquidation of Acquired Fund; Distribution of Acquiring Fund Shares.  On the Closing Date or as soon thereafter as is practicable, the Acquired Fund shall distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (“Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 hereof.  Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares (“Acquired Fund Shares”) that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date.  Such distribution will be accomplished by the Acquired Fund instructing its transfer agent (“Transfer Agent”) to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Transfer Agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders.  The Transfer Agent shall retain evidence of such distribution.  All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and as soon as practicable thereafter, the Acquired Fund shall be terminated under the laws of The Commonwealth of Massachusetts and in accordance with the Acquired Fund’s Declaration of Trust (“Charter”) and By-Laws.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5           Cancellation of Acquired Fund Share Certificates.  Ownership of Acquiring Fund Shares will be shown on the books of the Transfer Agent.  Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

1.6           Transfer Taxes.  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7           Acquired Fund Reporting Responsibility.  Any reporting responsibility of the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Section 4.1(j)(N) below), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.            VALUATION

2.1           The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the NYSE, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Time”), computed using the valuation procedures previously approved by the Boards.  All computations of value shall be made by the fund accountant for the Funds (“Administrator”).  The Acquired Fund shall cause the Administrator to deliver a copy of its valuation report to the Acquiring Fund at the Closing.

3.            CLOSING AND CLOSING DATE

3.1           Closing Date and Place.  The Closing Date shall be May 18, 2012, or such later date as the parties may agree to in writing.  All acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m. (Eastern time) or such later time on that date as the Acquired Fund’s NAV is calculated in accordance with Article 2 and after the declaration of any dividends by the Acquired Fund.  The Closing shall be held at the offices of the Funds, or at such other place as the parties may agree.

3.2           Delivery of Acquired Assets by Acquired Fund.  State Street Bank & Trust Company (“SSB&T”) serves as custodian and record holder for each Fund, and in that capacity for the Acquiring Fund (“Acquiring Fund Custodian”), SSB&T shall examine the portfolio securities, if any, that are held other than in book-entry form in the name of SSB&T as custodian and record holder for the Acquired Fund (“Acquired Fund Custodian”) no later than three (3) business days preceding the Closing Date, together with a description of all contractual restrictions on the transfer of the Acquired Assets.  Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check or other appropriate means for the appropriate purchase price thereof.  Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian’s records in accordance with the customary practices of the Acquiring Fund Custodian and of each securities depository, as defined by Rule 17f-4 under the Investment Company Act.  Any cash balances maintained by the Acquired Fund shall be delivered by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amounts to the account of the Acquiring Fund from the account of the Acquired Fund.

3.3           Custodian Certificate with respect to Delivery of Acquired Assets.  The Acquired Fund shall direct the Acquired Fund Custodian to deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary transfer Taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

3.4           Trading Restriction on Scheduled Closing Date.  If on the Closing Date (a) the NYSE is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Article 2 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5           Acquired Fund Shareholder List.  The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or the Secretary of the Acquired Fund and its Treasurer, Secretary or other authorized officer (“Shareholder List”) as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund’s transfer agent, or (c) derived from the Acquired Fund’s records by such officers or one of the Acquired Fund’s service providers.

3.6           Acquiring Fund Shares Credited to Acquired Fund.  The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.            REPRESENTATIONS AND WARRANTIES

4.1           Representations and Warranties by Acquired Fund.  Except as set forth on Schedule 4.1 hereto, the Acquired Fund represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants are true and correct on the date hereof, as follows:

(a)           The Acquired Fund is a business trust, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.  The Acquired Fund has the power to own all of its properties and assets and to perform its obligations under this Agreement.  The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability.  The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)           The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)           The Acquired Fund is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement will not result in (i) a violation of, any provision of its Charter or Bylaws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or any of its assets are bound, or (ii) the acceleration of any obligation, or the imposition of any penalty under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(d)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (“Exchange Act”), the Investment Company Act, and state securities laws;

(e)           No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings.  The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

(f)           All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date.  Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder;

(g)           The Statement of Assets and Liabilities of the Acquired Fund, and the related Statements of Operations and Changes in Net Assets and Schedule of Investments, as of and for the fiscal year ended January 31, 2011, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein.  The Statement of Assets and Liabilities of the Acquired Fund, and the related Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) as of and for the six months ended July 31, 2011 are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all liabilities, whether actual or contingent, of the Acquired Fund as of such date required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein.  No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act;

(h)          The current prospectus and statement of additional information of the Acquired Fund included in the its registration statement on Form N-1A (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(i)           Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended July 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities.  For the purposes of this subsection (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund’s portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

(j)           (A)            For each taxable year of its operation, the Acquired Fund has satisfied, and for the current taxable year the Acquired Fund shall have satisfied, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company.”  The Acquired Fund shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under Section 852 of the Code.  The Acquired Fund will qualify as a regulated investment company as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code.  The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

          (B)           Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects.  The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

(C)           The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes, which were due and payable or which were claimed to be due;

(D)           All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(E)           The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

(F)           The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

(G)           The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself.  The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns.  The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(H)           The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Section 5.5, rather than in any notes thereto.  All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(I)            The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund.  The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(J)           The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code.  The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(K)           The Acquired Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquired Fund tax representation certificate to be delivered pursuant to Section 7.4 (“Acquired Fund Tax Representation Certificate”);

(L)           There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

(M)          The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund’s Tax books and records; and

(N)           For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

(k)           All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly authorized, legally issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Section 3.5 hereof.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(l)           At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(m)           The Acquired Fund has the power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement by the Acquired Fund have been duly authorized by all necessary action on the part of the Acquired Fund Board and the Acquired Fund Shareholders, and assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)           The information furnished or to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, information statements and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the performance record of the Acquired Fund is and shall be accurate and complete in all material respects and complies and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(o)           The information included or to be included in the proxy statement (“Proxy Statement”) forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed or to be filed in connection with this Agreement (“Registration Statement”) that has been or will be furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the date thereof and at all times prior to the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading, and (ii) comply or will comply in all material respects with the provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder.

(p)           All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws;

(q)           The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations.  The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund.  All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the conduct rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority.  All registration statements, prospectuses, reports or other filings required to be made or filed with the Commission, FINRA, or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law.  Such registration statements, prospectuses, reports and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading; and

(r)            The Acquired Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2           Representations and Warranties by Acquiring Fund.  Except as set forth in Schedule 4.2 hereto, the Acquiring Fund represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants are true and correct on the date hereof, as follows:

(a)            The Acquiring Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.  The Acquiring Fund has the power to own all of its properties and assets and to perform the obligations under this Agreement.  The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability.  The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)            The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)            The Registration Statement, including the Proxy Statement and any amendments or supplements to the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund’s warranties in Sections 4.1(n) and 4.1(o) hereof), on the date thereof and at all times prior to the Closing Date relates, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading and (ii) comply in all material respects with the provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder.

(d)            The Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in (i) a violation of, any provisions of its Charter or Bylaws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or any of its assets is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(e)            No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except such as may be required under the Securities Act, the Exchange Act, the Investment Company Act, and state securities laws;

(f)            No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings.  The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein;

(g)            The Statement of Assets and Liabilities of the Acquiring Fund, and the related Statements of Operations and Changes in Net Assets and Schedule of Investments, as of and for the fiscal year ended February 28, 2011, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein.  The Statement of Assets and Liabilities of the Acquiring Fund, and the related Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) as of and for the six months ended August 31, 2011 are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all liabilities, whether actual or contingent, of the Acquiring Fund as of such date required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein.  No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquiring Fund has been disclosed or is required to be disclosed in the Acquiring Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquiring Fund to make the certifications required by the Sarbanes-Oxley Act;

(h)            The current prospectus and statement of additional information of the Acquiring Fund included in its registration statement on Form N-1A (true and correct copies of which have been delivered to the Acquired Fund) and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(i)            Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended August 31, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities.  For the purposes of this subsection (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund’s portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

(j)            (A)           For each taxable year of its operation, the Acquiring Fund has satisfied, and for the current taxable year the Acquiring Fund shall have satisfied, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company.”  The Acquiring Fund shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under Section 852 of the Code.  The Acquiring Fund will qualify as a regulated investment company as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code.  For any taxable year not yet completed as of the end of the day on the Closing Date, the Acquiring Fund reasonably expects that it will be able to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will be eligible to compute its federal income tax under Section 852 of the Code.  The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

(A)           Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects.  The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

(B)           The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes, which were due and payable or which were claimed to be due;

(C)           All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(D)           The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

(E)           The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

(F)           The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself.  The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns.  The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(G)           The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) included in the calculation of the Acquiring Fund’s NAV as of the Valuation Time.  All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(H)           The Acquiring Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund.  The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(I)            The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code.  The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(J)           The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund tax representation certificate to be delivered pursuant to Section 6.4 (“Acquiring Fund Tax Representation Certificate”);

(K)           There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

(L)           The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund’s Tax books and records; and

(k)           The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l)            The Acquiring Fund has the power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement by the Acquiring Fund have been duly authorized by all necessary action on the part of the Acquiring Fund Board, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)           The information furnished or to be furnished in writing by the Acquiring Fund to the Acquired Fund for use in applications for orders, registration statements, information statements and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and complies and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(n)           The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations.  The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Fund.  All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority.  All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law.  Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading; and

(o)           The Acquiring Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.            COVENANTS OF THE FUNDS

5.1           Ordinary Course Pending Closing.  Each Fund will operate its respective business in the ordinary course of business and will comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Article 8 hereof), in each case payable either in cash or in additional shares.

5.2           Form N-14.   The Acquiring Fund will promptly prepare and file with the Commission the Registration Statement.  The Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.3           Distribution of Acquiring Fund Shares in Liquidation Only.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4           Information Regarding Acquired Fund Shareholders.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5           Closing Statement.  The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date an unaudited statement of assets and liabilities of the Acquired Fund (“Statement of Assets and Liabilities”) as of the Valuation Time setting forth the NAV (as computed pursuant to Article 2) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Fund’s Treasurer or Assistant Treasurer.  As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

5.6           Further Assurances.

(a)           Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

(b)           Each Funds will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7           Cooperation.

(a)           The Acquired Fund will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further actions as the Acquiring Fund may reasonably deem necessary or desirable in order to carry out the intent and purpose of this Agreement.

(b)           The Acquiring Fund will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assumptions and other instruments and will take or cause to be taken such further actions as the Acquired Fund may reasonably deem necessary or desirable in order to carry out the intent and purpose of this Agreement.

5.8           Tax Compliance.

(a)           Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

(b)           From and after the date of this Agreement and until the Closing Date, each of the Funds shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code.  The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code.  Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(C) of the Code and shall not take any position inconsistent with such treatment.

(c)           From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

(d)           The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns.  The Acquired Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing (other than the condition set forth in Section 6.4, which condition is not waivable):

6.1           Acquiring Fund Representations and Warranties.  All representations and warranties by the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2           Acquiring Fund Covenants.  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Acquiring Fund on or before the Closing Date.  The Acquiring Fund shall have executed and delivered an assumption of the Assumed Liabilities and all such other agreements and instruments as the Acquired Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s assumption of the Assumed Liabilities, and to otherwise carry out the intent and purpose of this Agreement;

6.3           Acquiring Fund Officers’ Certificate.  The Acquiring Fund shall have delivered on the Closing Date to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date, to the effect that (i) the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, (ii) each of the conditions to Closing in this Article 6 has been met, and (iii) as to such other matters as the Acquired Fund shall reasonably request; and

6.4           Acquiring Fund Tax Representation Certificate.  The Acquiring Fund shall have delivered to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP, concerning certain tax-related matters with respect to the Acquiring Fund.

7.            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing (other than the condition set forth in Section 7.4, which condition is not waivable):

7.1           Acquired Fund Representations and Warranties.  All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2           Acquired Fund Covenants.  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Section 5.5, together with a list of its portfolio securities showing the federal income Tax bases and holding periods of such securities, as of the Closing Date, certified by the its Treasurer or Assistant Treasurer.  The Acquired Fund shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Acquired Assets and to otherwise carry out the intent and purpose of this Agreement.

7.3           Acquired Fund Officers’ Certificate.  The Acquired Fund shall have delivered on the Closing Date to the Acquiring Fund a certificate executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer and dated as of the Closing Date, to the effect that (i) the representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, (ii) each of the conditions to Closing in this Article 7 has been met, and (iii) as to such other matters as the Acquiring Fund shall reasonably request; and

7.4           Acquired Fund Tax Representation Certificate.  The Acquired Fund shall have delivered to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP, concerning certain tax-related matters with respect to the Acquired Fund.

8.            FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           No Proceedings. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2           Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.3           Registration Statement Effective.  The Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.4           Tax Opinion.  The parties shall have received the opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated the Closing Date, satisfactory to each Fund and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the dissolution of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code.  Neither party may waive the condition set forth in this Paragraph 8.4; and

8.5           Distribution by Acquired Fund of Income and Capital Gains.  The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carry-forward, for its taxable year ending on the Closing Date.

9.            BROKERAGE FEES AND EXPENSES

9.1           No Broker Fees.  Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2           Expenses.  The expenses relating to the Reorganization will be borne by the Funds and allocated between the Funds based on their relative asset size.

10.          ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1         Entire Agreement.  Neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties.

10.2         Survival.  The covenants to be performed after the Closing by either party shall survive the Closing.  The representations and warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall dissolve on the Closing.  Notwithstanding any other provision of this Agreement to the contrary, neither the Acquired Fund nor any of the directors, officers or agents thereof shall have any liability for any damages that result from, arise out of or are connected with any breach of any representation or warranty of the Acquired Fund made in Section 4.1 or pursuant to Section 7.3 of this Agreement.  Notwithstanding any other provision of this Agreement to the contrary, neither the Acquiring Fund nor any of the directors, officers or agents thereof shall have any liability for any damages that result from, arise out of or are connected with any breach of any representation or warranty of the Acquiring Fund made in Section 4.2 or pursuant to Section 6.3 of this Agreement.

11.          TERMINATION

11.1         Termination.   This Agreement may be terminated by either Fund at any time prior to the Closing Date.

11.2         Expenses upon Termination.  In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, or the directors or officers of either Fund, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.          AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as the Funds may mutually agree in writing.

13.          NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the applicable Fund at its principal business address.

14.          HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1         Headings. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2         Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3         Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to conflict of laws principles; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4         Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5         Massachusetts Business Trust.  The parties acknowledge and agree that the Acquired Fund is a Massachusetts business trust, the operations of which are governed by its Declaration of Trust, a copy of which is on file with the Office of the Secretary of the Commonwealth of Massachusetts.  It is understood and expressly stipulated and agreed that none of the shareholders, trustees, officers, employees, representatives or agents of the Acquired Fund shall be personally liable for any acts or obligations of the Acquired Fund.  All persons dealing with the Acquired Fund must look solely to the property of the Acquired Fund for enforcement of any rights, obligations, claims or remedies against the Acquired Fund.

[End of Text]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	THE VALUE LINE TAX EXEMPT FUND, INC.

By:	By:
Name:
Name:	Title:
Title:
Attest:	VALUE LINE NEW YORK TAX EXEMPT TRUST

By:	By:
Name:
Name:	Title:
Title:

[Signature Page to Agreement and Plan of Reorganization]

STATEMENT OF ADDITIONAL INFORMATION
Dated April 1, 2012

Value Line New York Tax Exempt Trust
(Ticker Symbol: VLNYX)

Value Line Tax Exempt Fund, Inc.
(Ticker Symbol: VLHYX)

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the related Proxy Statement/Prospectus, also dated the date of this Statement of Additional Information (the “Proxy Statement/Prospectus”), which relates specifically to the proposed acquisition of the assets, and assumption of the liabilities, of Value Line New York Tax Exempt Trust (“your fund” or the “Acquired Fund”) by Value Line Tax Exempt Fund, Inc. - National Bond Portfolio (the “Acquiring Fund” and, together with your Fund, the “funds”), in exchange for shares of the Acquiring Fund (the “Reorganization”).   Please retain this Statement of Additional Information for further reference.

The Proxy Statement/Prospectus is available to you free of charge by telephoning 800-243-2729.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement/Prospectus relating to the proposed reorganization of your fund into the Acquiring Fund.

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference, unless otherwise indicated.  Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1.           Statement of Additional Information of The Value Line Tax Exempt Fund, Inc., dated July 1, 2011 (the “Acquiring Fund SAI”) (File No. 811-03904), as filed with the Securities and Exchange Commission on July 1, 2011 in Post-Effective Amendment No. 30 to The Value Line Tax Exempt Fund, Inc.’s Registration Statement on Form N-1A (Accession No. 0001188112-11-001863) (“PEA No. 30”).

2.           Statement of Additional Information of Value Line New York Tax Exempt Trust, dated June 1, 2011 (the “Acquired Fund SAI”) (File No. 811-05052), as filed with the Securities and Exchange Commission on June 3, 2011 in Post-Effective Amendment No. 27 to Value Line New York Tax Exempt Trust’s Registration Statement on Form N-1A (Accession No. 0001188112-11-001664) (“PEA 27”).

3.           Semi-Annual Report of The Value Line Tax Exempt Fund, Inc., dated August 31, 2011 (the “Acquiring Fund Semi-Annual Report”) (File No. 811-03904), as filed with the Securities and Exchange Commission on November 7, 2011 (Accession No. 0001188112-11-003096).

4.           Annual Report of The Value Line Tax Exempt Fund, Inc., dated February 28, 2011 (the “Acquiring Fund Annual Report”) (File No. 811-03904), as filed with the Securities and Exchange Commission on May 9, 2011 (Accession No. 0001188112-11-001330).

5.           Annual Report of Value Line New York Tax Exempt Trust, dated January 31, 2012 (the “Acquired Fund Annual Report”) (File No. 811-05052), as filed with the Securities and Exchange Commission on March 26, 2012 (Accession No. 0001188112-12-000795, is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Fund History, Description, Investments and Risks

For information about the history, investment objectives, policies, risks, and restrictions of the Acquiring Fund and your fund, see “Description of the Fund and Its Investments and Risks” and “Disclosure of Portfolio Holdings” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Management, Control Persons and Principal Shareholders of the Funds

For information about the board of directors, officers, control persons, and principal shareholders of the Acquiring Fund and your fund, see “Management of the Fund” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Investment Advisory and Other Services and Portfolio Managers

For information about the investment adviser, portfolio managers, principal underwriter, other service providers, and service agreements of the Acquiring Fund and your fund, see “Investment Advisory and Other Services” and “Service and Distribution Plan” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Brokerage Allocation and Other Practices

For information about the brokerage practices of the Acquiring Fund and your fund, see “Brokerage Allocation and Other Practices” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Capital Stock and Other Securities

For information about the voting rights and other characteristics of shares of the Acquiring Fund and your fund, see “Capital Stock” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Purchase, Redemption and Pricing of Shares

For information about the purchase, redemption and pricing of shares of the Acquiring Fund and your fund, see “Purchase, Redemption and Pricing of Shares” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Taxation of the Fund

For information about tax matters related to an investment in the Acquiring Fund and your fund, see “Taxes” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Underwriters

For information about the principal underwriter and distribution plans of the Acquiring Fund and your fund, see “Investment Advisory and Other Services” and “Service and Distribution Plan” in the Acquiring Fund SAI and Acquired Fund SAI, respectively.

Calculation of Performance Data

For information on the calculation of performance data for the Acquiring Fund and your fund, see “Calculation of Net Asset Value” in the Acquiring Fund SAI and Acquired Fund SAI.  See also the Acquired Fund Annual Report, Acquiring Fund Annual Report, and Acquiring Fund Semi-Annual Report.

Financial Statements

For information on the financial statements of the Acquiring Fund and your fund, see “Financial Statements” in the Acquiring Fund SAI and Acquired Fund SAI.  See also the Acquired Fund Annual Report, Acquiring Fund Annual Report, and Acquiring Fund Semi-Annual Report.

Pro Forma Financial Statements

The following pro forma combined financial statements and related notes are presented to show the effect of the proposed Reorganization at December 31, 2011, as if such Reorganization had taken place on December 31, 2010.  The pro forma financial statements should be read in conjunction with the financial statements of your fund and the Acquiring Fund noted above.

Pro Forma Schedule of Investments
at December 31, 2011 (unaudited)

			Value Line Tax Exempt Fund, Inc.		Value Line New York Tax Exempt Trust		Value Line Tax Exempt Fund, Inc. Combined
	Rating		Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
LONG-TERM MUNICIPAL SECURITIES (97.5%)
ALASKA (0.8%)
North Slope Boro Alaska, General Obligation Unlimited, Ser. A,
5.00%, 6/30/17	Aa3		$700,000	$839,349			700,000	$839,349

ARIZONA (2.5%)
Arizona State Transportation Board Highway Revenue, Revenue
Bonds, Ser. B, 5.00%, 7/1/31	Aa1		440,000	478,623			440,000	478,623
Mesa Utility Systems, Revenue Bonds, 4.88%, 7/1/32	Aa2		2,000,000	2,084,220			2,000,000	2,084,220
				2,562,843				2,562,843

ARKANSAS (1.3%)

Arkansas State Development Financing Authority, Economic
Development Revenue Bonds, Ser. B, ADFA Guaranteed:
4.25%, 3/1/15	NR	**	290,000	305,153			290,000	305,153
4.30%, 3/1/16	NR	**	485,000	508,949			485,000	508,949
Arkansas State Water, Waste Disposal and Pollution, General
Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1		500,000	536,890			500,000	536,890
				1,350,992				1,350,992

CALIFORNIA (7.4%)
Bay Area Toll Authority, California Toll Bridge Revenue, Revenue
Bonds, Ser. F, 5.00%, 4/1/31	Aa3		350,000	375,165			350,000	375,165
Berkeley California, Measure FF - Neighborhood Project, General
Obligation Unlimited, 4.00%, 9/1/27	Aa2		150,000	155,903			150,000	155,903

California Educational Facilities Authority Revenue, Revenue Bonds,
University of Southern California, Ser. A, 5.25%, 10/1/38	Aa1		500,000	545,595			500,000	545,595
California State Department of Water Resources Center Valley
Project Water Sys - Ser. AG, Refunding Revenue Bonds, 4.38%, 12/1/29	Aa1		225,000	238,030			225,000	238,030

California State Department of Water Resources Power Supply
Revenue, Revenue Bonds, Ser. L, 5.00%, 5/1/15	Aa3		250,000	284,202			250,000	284,202
California State, General Obligation Unlimited:
5.00%, 9/1/41	A1		250,000	257,130			250,000	257,130
5.25%, 11/1/40	A1		500,000	526,690			500,000	526,690

California State, General Obligation Unlimited, AGM Insured, 5.00%, 9/1/14	NR	**	370,000	410,056			370,000	410,056
Dry Creek California Joint Elementary School District, General
Obligation Unlimited, Capital Appreciation Election 2008, FSA
Insured, 0.00%, 8/1/30 (1)	Aa3		500,000	172,020			500,000	172,020

			Value Line Tax Exempt Fund, Inc.		Value Line New York Tax Exempt Trust		Value Line Tax Exempt Fund, Inc. Combined
	Rating		Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Inglewood Unified School District, School Facilities Financing Authority,
Revenue Bonds, FSA Insured, 5.25%, 10/15/21	Aa3		230,000	255,440			230,000	255,440

Los Angeles Unified School District, General Obligation Unlimited,
Ser. A-1, NATL-RE Insured, 4.50%, 1/1/28	Aa2		2,000,000	2,068,920			2,000,000	2,068,920

Los Angeles Unified School District, General Obligation Unlimited,
Ser. B, 4.00%, 7/1/18	Aa2		775,000	854,290			775,000	854,290

Santa Clara County California Financing Authority Lease Revenue,
Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25	Aa2		855,000	918,612			855,000	918,612
Santa Monica Public Financing Authority, Lease Revenue Bonds,
Ser. A, 4.00%, 6/1/18	Aa1		150,000	170,514			150,000	170,514
State Public Works Board, Lease Revenue Bonds, Judicial Council
Projects - Ser. D, 5.00%, 12/1/18	A2		250,000	283,130			250,000	283,130
				7,515,697				7,515,697
COLORADO (2.2%)

Arapahoe County Colorado School District Number 006 Littleton,
General Obligation Unlimited, 5.00%, 12/1/16	Aa2		500,000	595,265			500,000	595,265
Larimer County Colorado School District No. R-1 Poudre,
General Obligation Unlimited, 5.75%, 12/15/21	NR	**	1,000,000	1,104,750			1,000,000	1,104,750

University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	Aa2		500,000	566,160			500,000	566,160
				2,266,175				2,266,175

CONNECTICUT (0.4%)

Connecticut State Health & Educational Facility Authority Revenue,
Yale University, Revenue Bonds, Ser. Z-1, 5.00%, 7/1/42	Aaa		90,000	98,218			90,000	98,218

Connecticut State, General Obligation Unlimited, Ser. B, 5.00%, 4/15/13	Aa2		250,000	265,162			250,000	265,162
				363,380				363,380

DELAWARE (0.2%)
University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	NR	**	200,000	237,824			200,000	237,824

FLORIDA (5.6%)

Broward County Florida Half-Cent Sales Tax Revenue,
Main Courthouse Project, Revenue Bonds, Ser. A, 5.00%, 10/1/16	Aa2		1,000,000	1,162,050			1,000,000	1,162,050

Cape Coral Florida Utility Improvement Assessment, Southwest 4
Area, MBIA Insured, 4.50%, 7/1/18	A2		675,000	744,552			675,000	744,552

			Value Line Tax Exempt Fund, Inc.		Value Line New York Tax Exempt Trust		Value Line Tax Exempt Fund, Inc. Combined
	Rating		Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
City of Cape Coral, Florida Water & Sewer Revenue, Revenue
Bonds, Ser. A, AGM Insured, 5.00%, 10/1/23	Aa3		250,000	283,330			250,000	283,330

City of Jacksonville, Florida Special Revenue, Revenue Bonds, Ser.
A, 5.25%, 10/1/30	Aa2		250,000	279,083			250,000	279,083

Hillsborough County School Board Certificates of Participation,
Master Lease Program, MBIA Insured, 5.00%, 7/1/22	Aa2		415,000	467,688			415,000	467,688
Miami-Dade County Florida Aviation Revenue, Refunding Bonds,
Miami International Airport, MBIA-RE FGIC Insured, 5.75%, 10/1/17	A2		350,000	359,530			350,000	359,530

Miami-Dade County Florida Double Barreled Aviation, General
Obligation Unlimited, 5.00%, 7/1/27	Aa2		1,000,000	1,084,980			1,000,000	1,084,980

Orlando Florida Capital Improvement Special Revenue, Revenue
Bonds, Ser. A, 5.00%, 4/1/15	Aa2		250,000	279,897			250,000	279,897

Polk County Florida Public Facilities, Revenue Bonds, MBIA
Insured, 5.00%, 12/1/21	A1		465,000	497,397			465,000	497,397

State of Florida, Series F, GO, 4.00%, 6/1/29	Aa1		500,000	514,635			500,000	514,635
				5,673,142				5,673,142

GEORGIA (0.7%)
Metropolitan Atlanta Rapid Transit Authority, 5.25%, 7/1/36	Aa3		125,000	135,294			125,000	135,294
Municipal Electric Authority of Georgia, Combined Cycle Project,
Revenue Bonds, Ser. A, 5.00%, 11/1/24	A1		500,000	568,775			500,000	568,775
				704,069				704,069

IDAHO (0.3%)
Idaho Housing & Finance Association, Grant & Revenue
Anticipation Bonds, Federal Highway - A, 5.00%, 7/15/29	Aa2		250,000	271,940			250,000	271,940

ILLINOIS (3.0%)

Chicago Illinois Transit Authority, Federal Transit Administration
Section 5309, Revenue Bonds, Ser. A, 5.00%, 6/1/22	Aa3		500,000	547,200			500,000	547,200
Northern Illinois Municipal Power Agency, Power Project Revenue,
Refunding Bonds, Prairie State Project, Ser. A, MBIA Insured,
5.00%, 1/1/20	A2		2,215,000	2,486,448			2,215,000	2,486,448
				3,033,648				3,033,648

INDIANA (5.4%)
Brownsburg Indiana 1999 School Building Corporation, Revenue
Refunding Bonds, First Mortgage, Ser. B, FSA State Aid
Withholding Insured, 5.00%, 7/15/24	NR	**	2,005,000	2,193,510			2,005,000	2,193,510

		Value Line Tax Exempt Fund, Inc.		Value Line New York Tax Exempt Trust		Value Line Tax Exempt Fund, Inc. Combined
	Rating	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Columbus Indiana Renovation School Building Corporation First
Mortgage, Revenue Bonds, MBIA Insured, 5.00%, 7/15/21	Baa2	1,605,00	1,742,789			1,605,000	1,742,789
Franklin Township Indiana School Building Corporation, Marion
County First Mortgage, Revenue Bonds, MBIA Insured:
5.00%, 7/15/22	Baa2	210,000	225,473			210,000	225,473
5.00%, 7/15/23	Baa2	440,000	469,507			440,000	469,507

St Joseph County Indiana Educational Facilities Revenue, University
of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	Aaa	750,000	808,020			750,000	808,020
			5,439,299				5,439,299

KANSAS (0.8%)

Johnson County Kansas Unified School District No. 512 Shawnee
Mission, General Obligation Unlimited, Ser. A, 4.50%, 10/1/27	Aaa	500,000	528,425			500,000	528,425

Kansas State Development Finance Authority Revenue,
Transportation Revolving Fund, Revenue Bonds, Ser. TR, 2.25%, 10/1/13	Aa1	250,000	257,490			250,000	257,490
			785,915				785,915

KENTUCKY (0.5%)

Kentucky State Turnpike Authority Economic Development Road
Revenue, Revenue Bonds, Revitalization Projects - Ser. A, 5.00%, 7/1/19	Aa2	450,000	551,561			450,000	551,561

MAINE (0.3%)
Maine State Health & Higher Educational Facilities Authority,
Refunding Revenue Bonds, Ser. C, 5.00%, 7/1/21	A1	250,000	287,395			250,000	287,395

MARYLAND (3.5%)
Frederick County Maryland Public Facilities, General Obligation
Unlimited, Ser. A, 4.00%, 8/1/25	Aa1	150,000	163,956			150,000	163,956
Howard County Maryland Consolidated Public Improvement,
General Obligation Unlimited, Ser. A, 4.00%, 2/15/23	Aaa	1,000,000	1,132,360			1,000,000	1,132,360
Maryland State, General Obligation Unlimited, Second Refunding
Bonds, Ser. E, 5.00%, 8/1/15	Aaa	2,000,000	2,304,500			2,000,000	2,304,500
			3,600,816				3,600,816

MASSACHUSETTS (2.9%)

Massachusetts Development Finance Agency Revenue, Refunding
Revenue Bonds, Harvard University, Ser. B-2, 5.25%, 2/1/34	Aaa	500,000	581,535			500,000	581,535

Massachusetts Health & Educational Facilities Authority Revenue,
Revenue Bonds, Harvard University, Ser. A, 5.00%, 12/15/30	Aaa	250,000	285,352			250,000	285,352

		Value Line Tax Exempt Fund, Inc.		Value Line New York Tax Exempt Trust		Value Line Tax Exempt Fund, Inc. Combined
	Rating	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Massachusetts Health & Educational Facilities Authority Revenue,
Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	500,000	631,500			500,000	631,500
Massachusetts School Building Authority Sales Tax Revenue,
Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa1	250,000	271,765			250,000	271,765
Massachusetts State, General Obligation Limited, AMBAC Insured,
Ser. C, 5.00%, 8/1/37	Aa1	350,000	372,760			350,000	372,760
Massachusetts State, General Obligation Unlimited, Ser. B, 5.00%, 11/1/16	Aa1	150,000	178,436			150,000	178,436
University of Massachusetts Building Authority Project Revenue,
Revenue Bonds, Sr. Ser. 1, 5.00%, 11/1/15	Aa2	500,000	575,955			500,000	575,955
			2,897,303				2,897,303

MICHIGAN (0.3%)

Grand Rapids Michigan Water Supply, Revenue Bonds, 5.00%, 1/1/17	Aa1	250,000	297,468			250,000	297,468

MINNESOTA (0.4%)

Osseo Independent School District No. 279, General Obligation
Unlimited, Refunding & School Building, Ser. A, AGM Insured, 5.00%, 2/1/15	Aa1	325,000	366,577			325,000	366,577

MISSISSIPPI (2.2%)
Mississippi Hospital Equipment & Facilities Authority, Revenue
Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	2,120,000	2,204,185			2,120,000	2,204,185

MISSOURI (1.3%)
Bi-State Development Agency Missouri Illinois Metropolitan District
Mass Transaction Sales Tax, Revenue Bonds, Remk-Metrolink Cross
Country Project, FSA Insured, 5.00%, 10/1/21	Aa3	1,000,000	1,074,920			1,000,000	1,074,920

City of Kansas City, Missouri Sanitary Sewer System Revenue,
Refunding Revenue Bonds, 4.00%, 1/1/19	Aa2	250,000	292,488			250,000	292,488
			1,367,408				1,367,408

NEW HAMPSHIRE (0.5%)

New Hampshire State, General Obligation Unlimited, Ser. B, 4.00%, 2/1/30	Aa1	500,000	523,680			500,000	523,680

NEW JERSEY (2.6%)

New Jersey Building Authority State Building Revenue,
Revenue Bonds, Ser. A, 5.00%, 6/15/17	A1	500,000	565,860			500,000	565,860

		Value Line Tax Exempt Fund, Inc.		Value Line New York Tax Exempt Trust		Value Line Tax Exempt Fund, Inc. Combined
	Rating	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
New Jersey Economic Development Authority Revenue, School
Facilities Construction, Revenue Bonds, Ser. Y, 4.13%, 9/1/20	A1	100,000	109,280			100,000	109,280

New Jersey Health Care Facilities Financing Authority Revenue,
Refunding Revenue Bonds, Barnabas Health, Ser. A, 3.00%, 7/1/12	Baa2	255,000	256,142			255,000	256,142

New Jersey State Educational Facilities Authority Revenue, Revenue
Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,000,000	1,133,340			1,000,000	1,133,340

New Jersey State Transportation Trust Fund Authority, Revenue
Bonds, Transportation System - Ser. B:
5.00%, 6/15/18	A1	250,000	293,125			250,000	293,125
5.25%, 12/15/12	A1	250,000	261,165			250,000	261,165
			2,618,912				2,618,912

NEW MEXICO (0.6%)

New Mexico Finance Authority, State Transportation Revenue,
Refunding Revenue Bonds, 5.00%, 6/15/18	Aa1	500,000	614,730			500,000	614,730

NEW YORK CITY (7.8%)

Battery Park City Authority, Senior Revenue Bonds, Ser. B, 5.00%, 11/1/34	Aaa			150,000	165,081	150,000	165,081

General Obligation Unlimited, Fiscal 2007, Ser. C, 5.00%, 1/1/17	Aa2			90,000	105,935	90,000	105,935

General Obligation Unlimited, Fiscal 2008, Ser. A-1, 5.00%, 8/1/12	Aa2			100,000	102,742	100,000	102,742

General Obligation Unlimited, Fiscal 2008, Subser C-1, FSA Insured,
5.00%, 10/1/24	Aa2			350,000	394,901	350,000	394,901

General Obligation Unlimited, Fiscal 2010, Ser. F, 5.00%, 8/1/16	Aa2	100,000	116,809	150,000	175,214	250,000	292,023

General Obligation Unlimited, Fiscal 2011, Ser. I, Subser I-1, 5.00%, 8/1/17	Aa2			150,000	179,024	150,000	179,024

General Obligation Unlimited, Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	150,000	164,850	100,000	109,900	250,000	274,750

Health & Hospital Corp., Revenue Bonds, Health Systems, Ser. A,
5.00%, 2/15/16	Aa3	250,000	282,407			250,000	282,407

Health & Hospital Corp., Revenue Bonds, Health Systems, Ser. A:
5.00%, 2/15/15	Aa3			150,000	165,957	150,000	165,957
5.00%, 2/15/16	Aa3			250,000	282,407	250,000	282,407
5.00%, 2/15/14	Aa3			155,000	167,371	155,000	167,371

			Value Line Tax Exempt Fund, Inc.		Value Line New York Tax Exempt Trust		Value Line Tax Exempt Fund, Inc. Combined
	Rating		Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Industrial Development Agency, Special Facility Revenue Refunding
Bonds, New York Stock Exchange Project, Ser. A, 5.00%, 5/1/29	Aa3				110,000	119,329	110,000	119,329

Municipal Water Finance Authority, Water and Sewer System
Revenue, Revenue Bonds:
Ser. B, 5.00%, 6/15/12	Aa1				100,000	102,231	100,000	102,231
Ser. BB, 5.00%, 6/15/31	Aa2				50,000	55,257	50,000	55,257
Ser. C, 4.75%, 6/15/33	Aa1				500,000	519,510	500,000	519,510
Ser. C, 5.00%, 6/15/30	Aa1				150,000	162,483	150,000	162,483
Ser. DD, 4.50%, 6/15/38	Aa2				250,000	255,620	250,000	255,620
Ser. DD, 4.75%, 6/15/36	Aa2		1,000,000	1,033,460			1,000,000	1,033,460

Municipal Water Finance Authority, Water and Sewer System
Revenue, Second General Resolution Revenue Bonds:
Ser. GG-1, 5.25%, 6/15/32	Aa2				150,000	166,371	150,000	166,371
Ser. GG-1, 5.00%, 6/15/39	Aa2				200,000	213,716	200,000	213,716

Town of Babylon, Public Improvement Bonds, General Obligation
Unlimited, 4.50%, 4/1/29	NR	**			125,000	132,246	125,000	132,246

Transitional Finance Authority, Building Aid Revenue Bonds:
Fiscal 2007, Ser. S-1, FGIC Insured, 5.00%, 7/15/23	Aa3				250,000	279,217	250,000	279,217
Fiscal 2009, Ser. S-5, 5.00%, 1/15/26	Aa3				200,000	223,602	200,000	223,602

Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal
2012, Subser S-1A, ST AID WITHHLDG Insured, 4.00%, 7/15/21	Aa3				200,000	224,422	200,000	224,422

New York City Transitional Finance Authority Building Aid
Revenue, Revenue Bonds, Ser. S-1, 5.00%, 1/15/14	Aa3		250,000	271,093			250,000	271,093

Transitional Finance Authority, Revenue Bonds:
Subordinated Future Tax Secured, Ser. A, 5.00%, 5/1/30	Aa1				150,000	165,942	150,000	165,942
Subordinated Future Tax Secured, Ser. B, 5.00%,
11/1/23	Aa1				400,000	461,496	400,000	461,496

Transitional Finance Authority, Revenue Bonds, Future Tax Secured,
Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1		150,000	162,996	150,000	162,996	300,000	325,992

Transitional Finance Authority, Revenue Refunding Bonds, Future
Tax D-2, NATL-RE FGIC-TCRS Insured, 5.00%, 11/1/13	Aa1				135,000	146,390	135,000	146,390

Trust for Cultural Resources Revenue, Refunding Bonds, Museum of
Moder Art - 1A, 5.00%, 4/1/28	Aa2		250,000	276,802	250,000	276,803	500,000	553,605
Trust for Cultural Resources, Revenue Bonds, Whitney Museum of
American Art, 5.25%, 7/1/25	NR	**			100,000	114,078	100,000	114,078
				2,308,417		5,630,241		7,938,658

NEW YORK STATE (11.9%)

County of Rockland, General Obligation Unlimited, Ser. B, 3.00%, 9/1/21	A1				100,000	101,231	100,000	101,231

			Value Line Tax Exempt Fund, Inc.		Value Line New York Tax Exempt Trust		Value Line Tax Exempt Fund, Inc. Combined
	Rating		Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
County of Saratoga, New York Public Improvement Bonds, General
Obligation Unlimited, Ser. A, 4.00%, 7/15/21	Aa1				150,000	168,504	150,000	168,504
County of Westchester, General Obligation Unlimited, Ser. A,
3.00%, 10/15/20	Aaa				150,000	163,898	150,000	163,898
Dormitory Authority, Revenue Bonds:
Albany Medical Center, Ser. A-1, FSA/FHA
Insured, 5.00%, 8/15/18	Aa3				485,000	520,652	485,000	520,652

Mental Health Services Facilities Improvement,
Ser. B, AMBAC Insured, 5.00%, 2/15/25	NR	**			250,000	265,107	250,000	265,107

State Personal Income Tax Education, Ser. B,
5.00%, 3/15/28	NR	**			500,000	561,955	500,000	561,955

New York State Dormitory Authority, State Personal Income Tax
Revenues General Purpose, Revenue Bonds, Ser. A:
4.25%, 3/15/32	NR	**	1,000,000	1,038,430			1,000,000	1,038,430
4.50%, 3/15/35	NR	**	150,000	156,309			150,000	156,309

Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	NR	**			400,000	426,100	400,000	426,100

Metropolitan Transportation Authority, New York, Revenue Bonds,
Ser. D, 5.00%, 11/15/16	A2				250,000	289,910	250,000	289,910

Metropolitan Transportation Authority, New York Dedicated Tax
Fund, Revenue Bonds, Ser. B, 5.00%, 11/15/34	NR	**			250,000	267,780	250,000	267,780

Metropolitan Transportation Authority, New York, Revenue Bonds,
Ser. A, AGM Insured, 5.00%, 11/15/36	Aa3				200,000	213,984	200,000	213,984

Metropolitan Transportation Authority, New York, Revenue
Refunding Bonds, Ser. C, 5.00%, 11/15/20	A2				100,000	119,750	100,000	119,750

New York State Dormitory Authority, Cornell University Revenue
Bonds, Ser. A, 5.00%, 7/1/40	Aa1				100,000	108,877	100,000	108,877

New York State Dormitory Authority, Fordham University Revenue
Bonds, Ser. B, 5.00%, 7/1/28	Aa3				135,000	146,278	135,000	146,278

New York State Dormitory Authority, Lease Revenue Bonds, Ser. A,
5.25%, 5/15/13	Aa3				100,000	106,105	100,000	106,105

New York State Dormitory Authority, Mental Health Services
Facilities Improvement, Revenue Bonds, 4.75%, 2/15/19	NR	**			200,000	236,860	200,000	236,860

New York State Dormitory Authority, Municipal Health Facilities
Improvement, Lease Revenue Bonds, 5.00%, 1/15/21	Aa3		150,000	171,666	100,000	114,444	250,000	286,110

New York State Dormitory Authority, Revenue Bonds, Ser. D,
5.00%, 3/15/36	NR	**			50,000	53,049	50,000	53,049

New York State Dormitory Authority, State Personal Income Tax
Revenue Bonds, General Purpose, Ser. A, 5.00%, 3/15/31	NR	**			150,000	167,574	150,000	167,574

New York State Environmental Facilities Corp.:
Revenue Bonds, Ser. A, 5.00%, 6/15/14	Aa1				350,000	387,831	350,000	387,831
Revenue Bonds, Ser. A, 5.25%, 1/1/12	Aa2				100,000	100,014	100,000	100,014

			Value Line Tax Exempt Fund, Inc.		Value Line New York Tax Exempt Trust		Value Line Tax Exempt Fund, Inc. Combined
	Rating		Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Revenue Bonds, Ser. C, 4.13%, 6/15/22	Aa1				125,000	137,325	125,000	137,325
New York State Environmental Facilities Corp., Revenue Bonds,
5.00%, 6/15/28	Aa1				500,000	553,050	500,000	553,050

New York State Local Government Assistance Corp., Revenue
Bonds, Refunding & Senior Lien - Ser. A, 5.00%, 4/1/19	Aa2		100,000	118,074			100,000	118,074

New York State Local Government Assistance Corp., Revenue
Bonds, Refunding & Sub Lien - Ser. B, 5.00%, 4/1/14	NR	**	250,000	275,675	250,000	275,675	500,000	551,350

New York State Thruway Authority, Second General Highway and
Bridge Trust Revenue Bonds, Ser. A, 5.00%, 4/1/18	NR	**			100,000	121,599	100,000	121,599
New York State Urban Development Corp.:
Revenue Bonds, Ser. A-1, 5.00%, 1/1/19	NR	**			250,000	299,142	250,000	299,142
Revenue Bonds, Ser. B-1, 5.00%, 3/15/17	NR	**			100,000	119,195	100,000	119,195
Revenue Bonds, Ser. C, 5.00%, 12/15/17	NR	**			150,000	181,778	150,000	181,778

New York State, General Obligation Unlimited, Ser. A, 3.50%, 2/15/23	Aa2				150,000	161,292	150,000	161,292

New York New York, General Obligation Unlimited, Subser. F-1,
5.00%, 9/1/16	Aa2		130,000	148,535			130,000	148,535

Port Authority of New York & New Jersey, Consolidated Bonds,
Revenue Bonds, One Hundred Sixtieth Series, GO OF AUTH Insured, 4.25%, 9/15/34	Aa2				70,000	71,054	70,000	71,054

Port Authority of New York & New Jersey, Consolidated Bonds,
Revenue Bonds, One Hundred Sixty -Third Series, 4.00%, 7/15/27	Aa2				150,000	156,848	150,000	156,848

Thruway Authority, Revenue Bonds, Second General Highway and
Bridge Trust Fund, Ser. A, AMBAC Insured, 5.00%, 4/1/20	NR	**			250,000	281,785	250,000	281,785

Tobacco Settlement Financing Corp., Revenue Bonds, Asset Backed,
Ser. A1, BHAC-CR AMBAC Insured, 5.25%, 6/1/21	Aa1				175,000	185,353	175,000	185,353

Town of East Fishkill, New York Public Improvement Bonds,
General Obligation Unlimited, AGM Insured, 4.38%, 3/15/29	Aa2				120,000	129,490	120,000	129,490

Town of Oyster Bay, New York Public Improvement Bonds, General
Obligation Unlimited, 3.00%, 8/15/20	NR	**			105,000	111,208	105,000	111,208

Triborough Bridge & Tunnel Authority:

Revenue Bonds, Ser. C, 5.00%, 11/15/19	Aa2				250,000	306,017	250,000	306,017
Revenue Bonds, Ser. D, 5.00%, 11/15/26	Aa3				500,000	552,240	500,000	552,240

Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.50%, 11/15/19	Aa3				250,000	317,397	250,000	317,397

Westchester County New York, General Obligation Unlimited, Ser.
B, 3.00%, 6/1/21	Aaa		1,000,000	1,083,280			1,000,000	1,083,280

Urban Development Corp., Refunding Service Contract, Revenue
Bonds, Ser. B, 5.00%, 1/1/20	NR	**			500,000	556,000	500,000	556,000
				2,991,969		9,036,351		12,028,320

PUERTO RICO (1.1%)

			Value Line Tax Exempt Fund, Inc.		Value Line New York Tax Exempt Trust		Value Line Tax Exempt Fund, Inc. Combined
	Rating		Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Puerto Rico Electric Power Authority Power Revenue,
Revenue Bonds, Ser. TT, 5.00%, 7/1/32	A3		350,000	$353,685	250,000	252,632	600,000	606,317
Puerto Rico Public Buildings Authority, Revenue Guaranteed
Refunding Government Facilities Bonds, Ser. M, COMWLTH GTD
Insured, 5.75%, 7/1/15	Baa1		330,000	362,337	150,000	164,699	480,000	527,036

				716,022		417,331		1,133,353

NORTH DAKOTA (0.7%)

Grand Forks North Dakota Health Care Systems Revenue Bonds,
MBIA Insured, 5.63%, 8/15/27	Baa1		660,000	660,191			660,000	660,191

OHIO (1.6%)
Cleveland Ohio Airport System Revenue, Refunding Bonds, Ser. C,
Assured GTY Insured, 5.00%, 1/1/22	Aa3		1,000,000	1,091,150			1,000,000	1,091,150
Miami University of Ohio, Refunding Revenue Bonds, 5.00%, 9/1/19	Aa3		150,000	180,615			150,000	180,615
Ohio State Water Development Authority Revenue, Revenue Bonds,
Water Pollution Control Loan-C, 5.00%, 12/1/18	Aaa		300,000	369,561			300,000	369,561

				1,641,326				1,641,326

OREGON (1.7%)
Oregon State Department of Administrative Services Lottery
Revenue, Revenue Bonds, Ser. A, 5.00%, 4/1/29	Aa2		1,000,000	1,123,900			1,000,000	1,123,900
Oregon State, General Obligation Unlimited, Refunding Revenue
Bonds, Ser. N, 5.00%, 12/1/21	Aa1		500,000	634,295			500,000	634,295

				1,758,195				1,758,195

PENNSYLVANIA (1.9%)
Centennial School District Bucks County, General Obligation
Limited, Ser. A, 5.00%, 12/15/34	Aa2		500,000	546,775			500,000	546,775
Delaware Valley Pennsylvania Regional Finance Authority
Local Government Revenue, Revenue Bonds, Extraordinary Redemption
Provision, AMBAC Insured, 5.50%, 8/1/18	A2		1,000,000	1,153,150			1,000,000	1,153,150

York County Pennsylvania, General Obligation Unlimited, 4.75%, 3/1/36	NR	**	225,000	234,234			225,000	234,234

				1,934,159				1,934,159

RHODE ISLAND (0.6%)
Rhode Island State & Providence Plantations, General Obligation Unlimited, Construction Capital Development Loan - Ser. C, 5.00%, 11/15/16	Aa2		500,000	589,570			500,000	589,570

SOUTH CAROLINA (1.6%)
Charleston County South Carolina, Capital Improvement
Transportation Sales Tax, General Obligation Unlimited,
ST AID WITHHLDG Insured, 4.00%, 11/1/29	Aaa		1,000,000	1,056,630			1,000,000	1,056,630
Charleston South Carolina Waterworks & Sewer Revenue,
Refunding and Capital Improvement Revenue Bonds, 5.00%, 1/1/35	Aa1		350,000	391,391			350,000	391,391

			Value Line Tax Exempt Fund, Inc.		Value Line New York Tax Exempt Trust		Value Line Tax Exempt Fund, Inc. Combined
	Rating		Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
North Charleston South Carolina, General Obligation Unlimited,
4.00%, 6/1/12	Aa2		145,000	147,330			145,000	147,330

				1,595,351				1,595,351

SOUTH DAKOTA (0.3%)
South Dakota Conservancy District, State Revolving Fund Program,
Refunding Revenue Bonds, Ser. B, 5.00%, 8/1/13	Aaa		325,000	348,628			325,000	348,628

TENNESSEE (0.6%)
City of Memphis, Tennessee Refunding and General Improvement,
General Obligation Unlimited, 5.00%, 5/1/30	Aa2		250,000	282,185			250,000	282,185
Metropolitan Government of Nashville & Davidson County
Tennessee, Electric Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/23	NR	**	300,000	364,479			300,000	364,479

				646,664				646,664

TEXAS (17.1%)

Arlington Texas, Special Tax, 5.00%, 8/15/28	A1		2,575,000	2,746,315			2,575,000	2,746,315
City of San Antonio Texas Certificates Obligation, General
Obligation Limited, 5.00%, 8/1/28	Aaa		250,000	289,575			250,000	289,575
Dallas Texas Civic Center, Revenue Bonds, Refunding &
Improvement, Assured GTY Insured, 5.00%, 8/15/17	Aa3		1,100,000	1,266,177			1,100,000	1,266,177
Fort Worth Texas, General Obligation Limited, Certificates
Obligation- Parking:

5.25%, 3/1/26	Aa1		1,035,000	1,152,514			1,035,000	1,152,514

5.25%, 3/1/28	Aa1		650,000	715,598			650,000	715,598

Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A:

5.00%, 8/15/27	Aa3		945,000	1,067,434			945,000	1,067,434
5.00%, 8/15/32	Aa3		1,670,000	1,830,453			1,670,000	1,830,453
Hays Texas Consolidated Independent School District, General
Obligation Unlimited, 4.50%, 8/15/32	NR	**	2,000,000	2,052,820			2,000,000	2,052,820
Laredo Texas Independent School District Public Facility
Corp., Lease Revenue Bonds, AMBAC Insured:

Ser. A, 5.00%, 8/1/16	NR	**	280,000	280,650			280,000	280,650
Ser. B, 5.00%, 8/1/21	NR	**	475,000	475,665			475,000	475,665
Ser. C, 5.00%, 8/1/15	NR	**	500,000	501,235			500,000	501,235
Leander Texas Independent School District, General Obligation
Unlimited, Capital Appreciation, Refunding & School Building, PSF-
GTD Insured, 0.01%, 8/15/41	NR	**	10,000,000	1,843,100			10,000,000	1,843,100
Southmost Junior College District Texas, General Obligation Unlimited, MBIA-IL-RE Insured, 5.00%, 2/15/25	Baa2		1,000,000	1,049,740			1,000,000	1,049,740
Upper Trinity Regional Water District, Revenue Refunding Bond,
AMBAC Insured, 5.25%, 8/1/21	A3		1,515,000	1,648,714			1,515,000	1,648,714
Ysleta Texas Independent School District, General Obligation
Unlimited, 5.00%, 8/15/30	NR	**	375,000	410,032			375,000	410,032

				17,330,022				17,330,022

UTAH (0.2%)

Utah State, General Obligation Unlimited, Ser. A, 4.00%, 7/1/16	Aaa		150,000	171,188			150,000	171,188

				Value Line Tax Exempt Fund, Inc.		Value Line New York Tax Exempt Trust		Value Line Tax Exempt Fund, Inc. Combined
	Rating			Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
VERMONT (0.3%)

Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa2			250,000	286,553			250,000	286,553

VIRGINIA (1.5%)
Tobacco Settlement Financing Corporation, Revenue Bonds, Asset-
Backed, 5.25%, 6/1/19	Aaa			80,000	81,669			80,000	81,669
University of Virginia, General Refunding Revenue Bonds, 5.00%,	Aaa			250,000	291,915			250,000	291,915
9/1/30 Virginia State Public School Authority, School Educational
Technology NTS-X, Revenue Bonds, 5.00%, 4/15/13	Aa1			500,000	530,510			500,000	530,510
Virginia State Resources Authority Infrastructure Revenue,
Revenue Bonds, Virginia Pooled Financing Program - Ser. C, 5.00%, 11/1/18	Aaa			500,000	623,220			500,000	623,220

					1,527,314				1,527,314

WASHINGTON (1.6%)
City of Seattle Washington, Limited Tax Improvement Bonds,
General Obligation Limited, 4.25%, 3/1/28	Aa1			250,000	264,388			250,000	264,388
Energy Northwest Washington Electric Revenue, Project 3, Revenue
Bonds, Ser. A, 5.00%, 7/1/17	Aa1			300,000	361,329			300,000	361,329
King County Washington School District No. 405 Bellevue,
General Obligation Unlimited, 5.00%, 12/1/19	Aa1			500,000	624,960			500,000	624,960
Washington Health Care Facilities Authority, Catholic Health,
Revenue Bonds, Ser. A, 4.00%, 2/1/14	Aa2			75,000	79,203			75,000	79,203
Washington State, Motor Vehicle Tax - Senior 520, Corridor
Program - Toll, General Obligation Unlimited, Ser. C, 5.00%, 6/1/32	NR	**		250,000	276,270			250,000	276,270

					1,606,150				1,606,150

WISCONSIN (1.3%)

City of Madison WI Water Utility Revenue, 4.00%, 1/1/32	Aa1			150,000	150,677			150,000	150,677
Wisconsin State, General Obligation Unlimited, Ser. C, 4.50%, 5/1/20	Aa2			1,000,000	1,213,030			1,000,000	1,213,030

					1,363,707				1,363,707

TOTAL MUNICIPAL SECURITIES (97.5%)			(1)		83,849,734		15,083,923		98,933,657

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES(2.5%)					1,913,306		606,052		2,519,358

NET ASSETS (100%)					$85,763,040		$15,689,975		$101,453,015

(a)	Zero coupon bond.

**	Security no longer rated by Moody’s and Standard & Poor’s.

AGM	Assured Guaranty Municipal

ADFA	Arkansas Development Finance Authority

AMBAC	American Municipal Bond Assurance Corporation

Assured GTY	Assured Guaranty Insurance Company

COMWLTH GTD	Commonwealth Guaranteed

FGIC	Financial Guaranty Insurance Company

FSA	Financial Security Assurance

GO OF AUTH	General Obligation of Authority

MBIA	Municipal Bond Investors Assurance Corporation

NATL-RE	National Public Finance Guarantee Corporation

ST AID WITHHLDG	State Aid Withholding

(1) For federal income tax purposes, the aggregate cost was $79,924,391 & $14,318,653, respectively

Gross Unrealized Appreciation	$3,995,765	$765,270	$4,761,035
Gross Unrealized Depreciation	(70,422)	0	(70,422)
Net Unrealized Appreciation	$3,925,343	$765,270	$4,690,613

Valuation Inputs

Level 1 - Quotes Prices	$-	$-	$-
Level 2 - Other significant Observable Inputs	83,849,734	15,083,923	98,933,657
Level 3 - Significant Unobservable Inputs	-	-	-
Total	$83,849,734	$15,083,923	$98,933,657

Pro Forma Statement of Assets and Liabilities

Statement of Assets and Liabilities at
December 31, 2011 (unaudited)

	The Value Line Tax Exempt Fund, Inc.	Value Line New York Tax Exempt Trust	Adjustments		Value Line Tax Exempt Portfolios Combined
ASSETS
Investment in Securities, at value	$83,849,734 (a)	15,083,923 (b)			$98,933,657 (c)
Cash	1,380,514	465,823			1,846,337
Receivable for capital shares sold	7,410	-			7,410
Interest Receivable	1,172,792	168,541			1,341,333
Pre-paid Expenses	9,287	1,227			10,514
Total Assets	86,419,737	15,719,514			102,139,251

LIABILITIES
Payable for securities purchased	511,010	-			511,010
Dividends Payable to shareholders	45,634	6,865			52,499
Payable for capital shares redeemed	43,258	2,688			45,946
Accrued Expenses:
Advisory Fee:	36,246	4,921			41,167
Other	20,549	15,065			35,614
Total Liabilities	656,697	29,539			686,236
NET ASSETS	85,763,040	15,689,975			101,453,015

Composition of Net Assets
Capital Stock at $0.01 par value (authorized
65,000,000)	86,029	17,098			103,127
Additional paid-in-capital	88,897,094	16,933,175			105,830,269
Distributions in excess of net
investment income	(21,879)	(9,502)			(31,381)
Accumulated net realized loss
on investments	(7,123,548)	(2,016,065)			(9,139,613)
Net Unrealized appreciation of investments	3,925,344	765,269			4,690,613
NET ASSETS	85,763,040	15,689,975			101,453,015

Net Assets applicable to outstanding shares	85,763,040	15,689,975			101,453,015
Shares of capital stock outstanding	8,602,962	1,709,756	(136,037	)(d)	10,176,681
Net Asset Value per share outstanding	9.97	9.18			9.97

(a) Indentified Cost $79,924,391
(b) Indentified Cost $14,318,653
(c) Indentified Cost $94,243,044
(d) Reflects share adjustment, net
of retired shares of Value Line
New York Tax Exempt Trust
(Calculation: Net Assets/NAV per share)

Pro Forma Statement of Operations

For the Year Ended December 31, 2011 (unaudited)

	Value Line Tax	Value Line New York			Value Line New York Tax & Tax Exempt
	Exempt Fund, Inc.	Tax Exempt Trust	Adjustments		Portfolios Combined
Investment Income
Interest	$3,119,478	$573,938	$-		$3,693,416

Expenses:
Advisory fee	396,401	95,838	(16,000	)(a)	476,239
Service & Distribution plan fees	198,201	39,932			238,133
Auditing and legal fees	50,506	33,545	(10,000	)(b)	74,051
Printing and postage	36,115	23,491	(20,000	)(b)	39,606
Custodian fees	28,044	15,614	(7,000	)(b)	36,658
Transfer agent fees	37,024	10,973	(5,000	)(b)	42,997
Directors'/Trustes' fee expenses	15,574	3,176			18,750
Insurance	10,635	2,094	(1,000	)(b)	11,729
Regeistration and filing fees	21,813	1,975			23,788
Other	28,866	11,179	(5,000	)(b)	35,045
Total Expenses before Fees Waived	823,179	237,817	(64,000)		996,996
Less: Advisory Fees Waived	-	(35,940)	35,940
Less: Service and Distribution Plan Fees Waived	(198,201)	(39,932)			(238,133)
Net Expenses	624,978	161,945	(28,060)		758,863

Net Investment Income	2,494,500	411,993	28,060		2,934,553

Net Realized and Unrealized Gain/(Loss)
on Investments
Net Realized Gain/(loss)	302,670	39,823			342,493
Change in Net unrealized appreciation/
(Depreciation)	892,451	4,642,660			5,535,111
Net Realized Gain and Change in Net Unrealized
unrealized Appreciation/(Depreciation)
on Investments	1,195,121	4,682,483			5,877,604

Net Increase/(Decrease) in Net Assets from Operations	$3,689,621	$5,094,476	$28,060		$8,812,157

 (a) Reflects adjustment in expenses due to management fee rate of surviving fund
 (b) Reflects adjustment in expenses based on estimated economies of scale.

Pro Forma Notes to the Financial Statements
At December 31, 2011

Note 1 – Basis of Combination:
At meetings on February 17, 2012, a form of Agreement and Plan of Reorganization (the “Plan”) was approved by the Board of Directors, which set forth the terms and conditions of the proposed reorganization of Value Line New York Tax Exempt Trust (the “Acquired Fund”) into Value Line Tax Exempt Fund, Inc. (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), including:  (i) the proposed transfer of all the assets of the Acquired Fund into the Acquiring Fund, in exchange solely for shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (ii) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund in liquidation of the Acquired Fund and the subsequent dissolution of the Acquired Fund, all as set forth in the Plan (the “Fund Reorganization”). The Reorganization is subject to the approval of the shareholders of the Value Line New York Tax Exempt Trust.

The Reorganization will be accounted for as a tax-free reorganization. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2011. The unaudited pro forma schedule of investments reflects the financial position of the Funds at December 31, 2011. The unaudited pro forma statement of assets and liabilities and the unaudited pro forma statement of operations reflect the financial position and results of operations of the Funds for the year ended December 31, 2011 as if the merger occurred as of January 1, 2011. These statements have been derived from the Fund’s respective books and records utilized in calculating daily net asset value at the date indicated above for the Funds under generally accepted accounting principles in the United States. The historical cost of investment securities will be carried forward to the surviving entity, which is the Value Line Tax Exempt Fund, Inc.

The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Portfolio that are incorporated by reference in the Statement of Additional Information.

Note 2 – Security Valuation:
The investments are valued each business day at market value using prices supplied by an independent pricing service (the “Service”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the Board of Directors.

The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

• Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active; and

• Level 3 – Inputs that are unobservable. Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements and Disclosures (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. Specifically, the guidance specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities. Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed.  ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Funds are currently assessing the impact of this guidance on its financial statements. The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

The types of inputs used to value each security are identified in the unaudited pro forma schedule of investments, which include a breakdown of the investment by category.

Note 3 – Capital Shares:
The unaudited pro forma net asset value per share assumes retired shares of common stock in connection with the proposed acquisition of the Value Line New York Tax Exempt Trust by the Value Line Tax Exempt Fund, Inc. as of December 31, 2011. The number of retired shares was calculated by dividing the net asset value of Value Line New York Tax Exempt Trust by the respective net asset value per share of the Value Line Tax Exempt Fund, Inc.  As of December 31, 2011, the number of outstanding shares of the Value Line New York Tax Exempt Trust was 1,709,756. If the Reorganization was effective on December 31, 2011, shareholders of the Value Line New York Tax Exempt Trust would have received 1,573,719 of the Value Line Tax Exempt Fund, Inc. in the Reorganization.

Note 4 – Unaudited Pro Forma Adjustments:
The accompanying unaudited pro forma financial statements reflect changes in portfolio shares as if the Reorganization had taken place on December 31, 2011. The Value Line New York Tax Exempt Trust’s expenses were adjusted assuming the Value Line Tax Exempt Fund, Inc.’s fee structure was in effect for the year ended December 31, 2011.

Note 5 – Use of Estimates:
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 6 – Federal Income Taxes:
It is the policy of the Funds to qualify as regulated investment companies by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for Federal income tax is required.

PART C:  OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 30 of Post-Effective Amendment No. 30 of the Acquiring Fund, filed July 1, 2011, which information is incorporated herein by reference.

ITEM 16.  EXHIBITS

(1) Articles of Incorporation.*

(2) By-laws.*

(3) Not applicable.

(4) Form of Agreement and Plan of Reorganization, filed herewith as Exhibit A to the Proxy Statement/Prospectus included as Part A of this Registration Statement.

(5) Instruments Defining Rights of Security Holders. Reference is made to Article Sixth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 16.*

(6) Investment Advisory Agreement. †

(7) Distribution Agreement. †

(8) Not applicable.

(9) Custodian Agreement.*

(10) Service and Distribution Plan.**

(11) Legal Opinion. ††

(12) Form of opinion as to tax matters and consent, filed herewith as Exhibit 12.

(13) (a) Administration Agreement with State Street Bank and Trust Company.***

(b) Fee Waiver Agreement.†

(c) Fee Waiver Agreement of the Acquired Fund, filed herewith as Exhibit 13(c).

(d) Fee Waiver Agreement of the Acquiring Fund, filed herewith as Exhibit 13(d).
(14) Consent of Independent Registered Public Accounting Firm, filed herewith as Exhibit 14.

(15) Not Applicable.

(16) Powers of Attorney. ††

(17) (a) Code of Ethics of the Acquiring Fund. †

(b) Form of Proxy Card, filed herewith as Exhibit 17(b).

* Filed as an exhibit to Post-Effective Amendment No. 16 of the Acquiring Fund, filed April 29, 1999, and incorporated herein by reference.

** Filed as an exhibit to Post-Effective Amendment No. 17 of the Acquiring Fund, filed April 28, 2000, and incorporated herein by reference.

*** Filed as an exhibit to Post-Effective Amendment No. 25, filed June 28, 2007, and incorporated herein by reference.

†   Filed as an exhibit to Post-Effective Amendment No. 29 of the Acquiring Fund, filed April 29, 2011, and incorporated herein by reference.

†† Filed as an exhibit to the Registration Statement on Form N-14, filed March 2, 2012, and incorporated herein by reference.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration  Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering  prospectus will contain the information called for by the applicable registration form for the reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to a subsequent post-effective amendment to its registration statement on Form N-1A filed with the SEC within a reasonable time after the consummation of the reorganization contemplated by this Registration Statement on Form N-14.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment to the Registration Statement on Form N-14 has been signed on behalf of the Registrant, in New York City of New York State, on the 27th day of March, 2012.

THE VALUE LINE TAX EXEMPT FUND, INC.

By:	/s/ /s/ Mitchell E. Appel
Mitchell E. Appel President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*
/s/ Joyce E. Heinzerling	Director	March 27, 2012
Joyce E. Heinzerling
*
/s/ Francis C. Oakley	Director	March 27, 2012
Francis C. Oakley
*
/s/ David H. Porter	Director	March 27, 2012
David H. Porter
*
/s/ Paul Craig Roberts	Director	March 27, 2012
Paul Craig Roberts
*
/s/ Nancy-Beth Sheerr	Director	March 27, 2012
Nancy-Beth Sheerr
*
/s/ Daniel S. Vandivort	Director	March 27, 2012
Daniel S. Vandivort

/s/ Mitchell E. Appel Mitchell E. Appel	Director, President and Chief Executive Officer(Principal Executive Officer)	March 27, 2012

/s/ Emily D. Washington	Treasurer, Secretary and Principal Financial and Accounting Officer	March 27, 2012
Emily D. Washington

*By:	/s/ Mitchell E. Appel
Mitchell E. Appel Attorney-in-Fact*

*  Pursuant to the powers of attorney filed as an exhibit to the Registration Statement on Form N-14, filed on March 2, 2012.

Exhibit Index

The following exhibits are filed as part of this Registration Statement:

Exhibit No.       Description

(12)      Form of Opinion as to Tax Matters and Consent

13(c)    Fee Waiver Agreement of the Acquired Fund

13(d)    Fee Waiver Agreement of the Acquiring Fund

(14)      Consent of Independent Registered Public Accounting Firm

(17)(b)  Form of Proxy Card

C-4